UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
HERITAGE DISTILLING HOLDING COMPANY, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Heritage Distilling Holding Company, Inc. Stockholder:
You are cordially invited to attend our Special Meeting of Stockholders that will be held in the Barrel Room at our corporate headquarters located at 9668 Bujacich Road, Gig Harbor, Washington on Thursday, September 18, 2025, at 9:00 a.m. Pacific Time.
The accompanying notice of the Special Meeting (the “Notice”) and the Proxy Statement have been made part of this invitation. Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice and Proxy Statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements only if you were a stockholder as of July 23, 2025, and entitled to vote as of such date, as described in the accompanying Proxy Statement. Holders of our common stock will be entitled to vote on: Proposal 1 - Financing Proposal; Proposal 2 - Advisory Compensation Proposal; Proposal 3 - Authorized Share Proposal; Proposal 4 - Stockholder Action Proposal; Proposal 5 - Reverse Stock Split Proposal; Proposal 6 - Incentive Plan Proposal; and Proposal 7 - Adjournment Proposal, as further described in the accompanying Proxy Statement. The Board of Directors recommends that you vote “FOR” each of the proposals as outlined in the accompanying Proxy Statement.
Your vote is very important, regardless of the number of shares of our common stock that you own. If you elect to vote via proxy you can do so online easily. Please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Special Meeting. For the convenience of stockholders, we have made it easy for you to vote via a secure internet link, as further described in the accompanying Proxy Statement.
If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.
We look forward to hearing from you. Thank you for your ongoing support of and interest in Heritage Distilling.
Sincerely,
Justin B. Stiefel
Chairman and CEO
Gig Harbor, Washington
August 29, 2025

Notice of Special Meeting of Stockholders
Meeting Details

DATE	TIME	PLACE
Thursday, September 18, 2025	9:00 a.m. Pacific Time	9668 Bujacich Road, Gig Harbor, Washington 98332
Matters to Be Voted On
The principal business of the Special Meeting will be to:

1
Approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of pre-funded warrants and shares of common stock upon the exercise of pre-funded warrants issued pursuant to subscription agreements between certain accredited or institutional investors and us related to the issuance of such securities (the “Financing Proposal”);

2
Approve, for the purpose of complying with the applicable provisions of Nasdaq Listing Rule 5635(c), the issuance of shares of common stock, restricted stock unit awards, and shares of common stock upon the exercise of warrants issued pursuant to advisory agreements between certain advisors and us related to the issuance of such securities (the "Advisory Compensation Proposal”);

3
Approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of capital stock from 495,000,000 shares to 995,000,000 shares (the "Authorized Share Proposal");

4	Approve an amendment to the Certificate of Incorporation to remove the prohibition against stockholder action by written consent (the “Stockholder Action Proposal”);
5
Approve an amendment to the Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:20, without reducing the authorized number of shares of our common stock, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split, without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

6
Approve an amendment to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan, as amended (the “2024 Plan”), to increase the number of shares reserved for issuance under the 2024 Plan from 5,000,000 shares to 35,000,000 shares (the "Incentive Plan Proposal"); and

7
Approve a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the other proposals to be voted on at the Special Meeting (the “Adjournment Proposal”).

And to transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING.

The affirmative vote of a majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting is required to approve the Financing Proposal, the Advisory Compensation Proposal, the Incentive Plan Proposal, the Reverse Stock Split Proposal, and the Adjournment Proposal. The affirmative vote of a majority in voting power of the shares of our common stock entitled to vote is required to approve the Authorized Share Proposal. Lastly, the affirmative vote of two-thirds (66 2/3%) of the total voting power of all outstanding shares of our common stock entitled to vote is required to approve the Stockholder Action Proposal.
All stockholders are cordially invited to attend the Special Meeting in person. Whether or not you expect to attend the Special Meeting, please complete, sign, date, and return the enclosed proxy card as soon as possible to ensure your representation at the Special Meeting. A postage-paid return envelope is enclosed for your convenience. You may vote by: (i) signing your proxy card and mailing it in the enclosed envelope; (ii) voting over the internet by following the procedures provided on the proxy card; or (iii) attending the Special Meeting and voting in person. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the Special Meeting, then you must obtain from the record holder a proxy issued in your name. For the convenience of stockholders, we have made it easy for you to vote via a secure internet link, as further described below.
Our board of directors has fixed the close of business on July 23, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. The list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices, beginning ten days prior to the date of the Special Meeting and continuing through the Special Meeting, and any adjournments thereof. The list will also be available for inspection at the Special Meeting.
Please review the proxy statement accompanying this notice for more complete information regarding the matters to be considered at the Special Meeting. Please read the accompanying proxy statement and its appendices carefully and in their entirety.
By Order of the Board of Directors,
Jennifer D.H. Stiefel
President and Secretary
Gig Harbor, Washington
August 29, 2025

Questions and Answers
Why am I receiving these materials?
The board of directors ("Board of Directors" or "Board") of Heritage Distilling Holding Company, Inc. ("Heritage" or "Company" or “we,” “us,” or “our”) has made these materials available to you via the internet or has delivered printed versions of these materials to you by mail on or about August 29, 2025, in connection with its solicitation of proxies for use at a special meeting of stockholders (the "Special Meeting"). The Special Meeting will take place on Thursday, September 18, 2025, at 9:00 a.m. Pacific Time, in the Barrel Room at our corporate headquarters located at 9668 Bujacich Road, Gig Harbor, WA 98332.
While we have included links to our website, the contents of our website are not incorporated by reference into this Proxy Statement or our other SEC reports and filings.
What is included in these materials?
These materials include:
•Our Notice of Special Meeting of Stockholders and our Proxy Statement for Special Meeting of Stockholders (the "Proxy Statement"), which summarize the information regarding the matters to be voted on at the Special Meeting;
•Our Annual Report on Form 10-K and audited consolidated financial statements for the year ended December 31, 2024; and
•A proxy card.
What is the purpose of the Special Meeting?
There are seven known matters that will come before the stockholders at the Special Meeting:
•For purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the approval of the issuance of pre-funded warrants and shares of common stock upon the exercise of pre-funded warrants issued pursuant to subscription agreements between certain accredited or institutional investors and us related to the issuance of such securities (the "Financing Proposal");
•For purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635(c), the approval of the issuance of shares of our common stock, restricted stock unit awards, and shares of common stock upon the exercise of warrants issued pursuant to advisory agreements between certain advisors and us related to the issuance of such securities (the “Advisory Compensation Proposal”);
•The approval of an amendment to our second amended and restated certificate of incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of capital stock from 495,000,000 shares to 995,000,000 shares (the "Authorized Share Proposal");
•The approval of an amendment to the Certificate of Incorporation, to remove the prohibition against stockholder action by written consent (the “Stockholder Action Proposal”);
•The approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:20, without reducing the authorized number of shares of our common stock, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split, without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);
•The approval of an amendment to the Heritage Distilling Holding Company, Inc. 2024 Equity Incentive Plan, as amended, to increase the plan's shares available for issuance (the "Incentive Plan Proposal"); and
•The approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the other proposals to be voted on at the Special Meeting (the "Adjournment Proposal").

Heritage Distilling Holding Company, Inc.	1	Special Meeting Proxy Statement

Questions and Answers
It is possible that other business may come before the Special Meeting, although we currently are not aware of any such matters.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:

Proposals		Board Recommendation	Page Reference
1	FINANCING PROPOSAL	FOR	9
2	ADVISORY COMPENSATION PROPOSAL	FOR	14
3	AUTHORIZED SHARE PROPOSAL	FOR	16
4	STOCKHOLDER ACTION PROPOSAL	FOR	19
5	REVERSE STOCK SPLIT PROPOSAL	FOR	21
6	INCENTIVE PLAN PROPOSAL	FOR	28
7	ADJOURNMENT PROPOSAL	FOR	35
What vote is required to approve each proposal at the Special Meeting?
The affirmative vote of a majority of the votes cast by stockholders present, in person or by proxy, at the Special Meeting is required to approve the Financing Proposal, the Advisory Compensation Proposal, the Incentive Plan Proposal, the Reverse Stock Split Proposal, and the Adjournment Proposal. The affirmative vote of a majority in voting power of the shares of our common stock entitled to vote is required to approve the Authorized Share Proposal. Lastly, the affirmative vote of two-thirds (66 2/3%) of the total voting power of all outstanding shares of our common stock entitled to vote is required to approve the Stockholder Action Proposal.
In connection with the transactions contemplated by the Financing Proposal and the Advisory Compensation Proposal, on or prior to July 29, 2025, we and certain of our stockholders entered into Support Agreements (as defined below), pursuant to which, among other things, each such stockholder has agreed, on the terms and subject to the conditions set forth therein, to vote all of their respective shares of our common stock, collectively constituting approximately 40% of the total voting power of the common stock as of the Record Date, in favor of the Financing Proposal and the Advisory Compensation Proposal.
Who is entitled to vote at the Special Meeting?
If you owned shares of our common stock at the close of business on July 23, 2025, the record date for the Special Meeting (the "Record Date"), you are entitled to vote those shares. On the Record Date, there were 15,401,989 shares of our common stock outstanding, which was our only class of stock having general voting rights.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
•Stockholder of Record. If you have shares registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC ("Equiniti" or "EQ"), then you are considered the stockholder of record with respect to those shares and we sent the proxy materials directly to you.

Special Meeting Proxy Statement	2	Heritage Distilling Holding Company, Inc.

Questions and Answers
•Beneficial Owner of Shares Held in Street Name. If you have shares held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials were forwarded to you by that organization. The organization holding the shares in your account is considered the stockholder of record with respect to those shares for the purpose of voting at the Special Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares it holds in your account.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•In Person. You may vote in person at the Special Meeting. You must request a ballot when you arrive.
Internet voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Wednesday, September 17, 2025.
If you are a beneficial owner of shares held in street name, you should have received from your broker, bank or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•In Person. If you wish to vote in person, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank or other nominee.
If you received more than one set of proxy materials or proxy card, then you hold shares of Heritage common stock in more than one account. You should vote via the Internet, by mail or in person for all shares held in each of your accounts.
If I submit a proxy, how will it be voted?
At the Special Meeting, the persons named in the proxy card or, if applicable, their substitutes, will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:
•FOR the approval of the Financing Proposal;
•FOR the approval of the Advisory Compensation Proposal;
•FOR the approval of the Authorized Share Proposal;
•FOR the approval of the Stockholder Action Proposal;
•FOR the approval of the Reverse Stock Split Proposal;
•FOR the approval of the Incentive Plan Proposal; and
•FOR the approval of the Adjournment Proposal.
Can I change my vote or revoke my proxy?
Yes. If you change your mind after you have voted by internet or you sent in your proxy card and wish to re-vote, you may do so by following one of these procedures:
•Vote again via the internet;
•Send in another signed proxy card with a later date;

Heritage Distilling Holding Company, Inc.	3	Special Meeting Proxy Statement

Questions and Answers
•Send a letter revoking your vote or proxy to our Corporate Secretary at our offices in Gig Harbor, Washington; or
•Attend the Special Meeting and vote in person.
We will tabulate the latest valid vote or instruction that we receive from you.
Can I attend the Special Meeting?
You are entitled to attend the Special Meeting if you were a stockholder of record or a beneficial owner of our common stock as of the close of business on July 23, 2025 or you hold a valid legal proxy for the Special Meeting. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Special Meeting. If you are a beneficial owner of our common stock, you will need to provide proof of beneficial ownership on the Record Date in order to be admitted to the Special Meeting, such as a brokerage account statement showing that you owned our common stock as of the Record Date, a voting instruction form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date, including a valid legal proxy from your broker, bank or other nominee. You should also be prepared to present photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Special Meeting.
Even if you plan to attend the Special Meeting, it is recommended that you submit your proxy or voting instructions in advance of the Special Meeting as described above so that your vote will be counted if you later decide not to attend the Special Meeting.
What constitutes a quorum at the Special Meeting?
A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence, in person or by proxy, of one-third (1/3) of the voting power of the stock issued, outstanding, and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. There were 15,401,989 shares of our common stock outstanding and entitled to vote on the Record Date. Therefore, a quorum will be present if 5,133,997 shares of our common stock are present in person or represented by executed proxies timely received by us at the Special Meeting.
Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote over the Internet or at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
What if a quorum is not present at the Special Meeting?
If a quorum is not present or represented at the Special Meeting, then under our Bylaws either (i) the person presiding over the meeting or (ii) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to recess the meeting or adjourn the meeting from time to time in the manner provided in the Bylaws until a quorum is present or represented. At any recessed or adjourned meeting at which a quorum is present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed.
Therefore, if the shares present in person or represented by proxy at the Special Meeting are not sufficient to constitute a quorum, the stockholders by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxyholders) may, without further notice to any stockholder (unless a new record date is set), adjourn the meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum. If a quorum is not present at the Special Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies.

Special Meeting Proxy Statement	4	Heritage Distilling Holding Company, Inc.

Questions and Answers
What is a broker non-vote?
If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.
Proposals 1, 2, 3, 4, and 6 (the Financing Proposal, the Advisory Compensation Proposal, the Authorized Share Proposal, the Stockholder Action Proposal, and the Incentive Plan Proposal) are considered “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals 5 and 7 (the Reverse Stock Split Proposal and the Adjournment Proposal) are considered “routine” under New York Stock Exchange rules and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on such proposals.
What is the impact of abstentions and broker non-votes?
If you submit a proxy or voting instructions but do not indicate your specific voting instructions on one or more of the proposals to be presented at the Special Meeting, your shares will be voted as recommended by our Board of Directors on those proposals if using the form of proxy included with the proxy materials and as the proxyholders may determine with respect to any other matter properly presented for a vote at the Special Meeting. Abstentions will not be considered as votes cast. Accordingly, abstentions will have no impact upon the Financing Proposal, the Advisory Compensation Proposal, the Reverse Stock Split Proposal, the Incentive Plan Proposal or the Adjournment Proposal but will be considered votes against the Authorized Share Proposal and the Stockholder Action Proposal. Broker non-votes will have no effect on any proposals as they are not considered votes cast or entitled to vote under Delaware law.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of soliciting these proxies. In addition to soliciting proxies by distributing these proxy materials, our officers and employees may also solicit proxies by telephone, by fax, by mail, via the internet or other electronic means of communication, or in person. No additional compensation will be paid to officers or employees for their assistance in soliciting proxies. We will reimburse brokers, banks, and other similar organizations for the expenses they incur in forwarding the proxy materials to you.
Where can I find the voting results of the Special Meeting?
The voting results will be announced at the Special Meeting. We will also report the voting results in a Current Report on Form 8-K filed with the SEC within four business days after the end of the Special Meeting.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than February 9, 2026. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:
Corporate Secretary
Heritage Distilling Holding Company, Inc.
9668 Bujacich Road
Gig Harbor, Washington 98332
stockholder.info@heritagedistilling.com

Heritage Distilling Holding Company, Inc.	5	Special Meeting Proxy Statement

Questions and Answers
For a stockholder proposal that is intended to be included in our proxy statement for next year’s annual meeting not under Rule 14a-8, the stockholder must provide the information required by our amended and restated bylaws ("Bylaws") and give timely notice to the Corporate Secretary in accordance with our Bylaws, which, in general, require that the notice be received by the Corporate Secretary no earlier than the close of business on February 24, 2026 and no later than the close of business on March 26, 2026.
If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in our proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of 90 days prior to the meeting or 10 days after public announcement of the meeting date.
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2026 annual meeting of stockholders, we must receive your written nomination on or after February 24, 2026, but no later than March 26, 2026. You should send your proposal to our Corporate Secretary as set forth above.
The following is only a brief summary of the rules and requirements for your notice of nominations for election to the Board of Directors, as detailed in our Bylaws, for a nomination to be properly brought before an annual meeting: (1) all information with respect to such candidate for nomination that would be required to be set forth in a stockholder’s notice pursuant to Section 2.5 and Section 2.6 of our Bylaws if such candidate for nomination were a Nominating Person (described below), (2) all information relating to such candidate for nomination that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act of 1934, as amended (the “Exchange Act”) (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (3) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each candidate for nomination or his or her respective associates or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the candidate for nomination were a director or executive officer of such registrant, and (4) a completed and signed questionnaire, representation and agreement as provided in Section 2.6(i) of our Bylaws.
The term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.
In addition to satisfying the foregoing requirements under our Bylaws, including the timelines, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees other than our nominees for the 2026 annual meeting, you must include in your notice the information required by Rule 14a-19 of the Exchange Act.

Special Meeting Proxy Statement	6	Heritage Distilling Holding Company, Inc.

Ownership of Common Stock
Certain Beneficial Owners and Management
The following table sets forth certain information regarding the beneficial ownership of our common stock as of July 23, 2025, the Record Date for the Special Meeting, by:
•each person known by us to be a beneficial owner of more than 5% of our outstanding common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors and executive officers as a group.
The amounts and percentages of common stock beneficially owned are reported based on regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after July 23, 2025. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. We are not aware of any of our stockholders that, as of July 23, 2025, beneficially owned more than 5% of our common stock.
In the table below, the beneficial ownership percentages of our common stock are based on 15,401,989 shares of common stock outstanding as of July 23, 2025. Unless otherwise noted below, the address of the persons listed on the table is c/o Heritage Distilling Holding Company, Inc., 9668 Bujacich Road, Gig Harbor, Washington 98332.

	Shares Beneficially Owned
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class (%)(1)
Named Executive Officers and Directors
Justin B. Stiefel	325,921	(2)	2.12%
Jennifer D.H. Stiefel	330,283	(3)	2.14%
Michael Carrosino	424,937		2.76%
Beth A. Marker	106,059		*
Danielle B. Perkins	112,922		*
Troy Alstead	115,070	(4)	*
Christopher H. (Toby) Smith	104,500		*
Matthew J. Swann	106,320	(5)	*
Eric S. Trevan, Ph.D.	107,394		*
Andrew M. Varga	154,500		1.00%
Jeffrey P. Wensel, M.D., Ph.D.	151,443		*
Executive Officers and Directors as a Group (11 persons)	2,039,349		13.24%
* less than 1%.
(1) The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding. To calculate a stockholder’s percentage of beneficial ownership, we include in the numerator and denominator all shares of our common stock underlying options and other derivative securities owned by that person that are exercisable or will come into existence within 60 days of July 23, 2025. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.

Heritage Distilling Holding Company, Inc.	7	Special Meeting Proxy Statement

Ownership of Common Stock
(2) Represents 324,184 shares of common stock and 1,737 shares of common stock held in Mr. Stiefel’s IRA account. Mr. Stiefel disclaims beneficial ownership of the shares held by Ms. Stiefel.
(3) Represents 330,023 shares of common stock and 260 shares of common stock held in Ms. Stiefel’s IRA account. Ms. Stiefel disclaims beneficial ownership of the shares held by Mr. Stiefel.
(4) Represents 114,500 shares of common stock and 570 shares of common stock issuable upon the exercise of options that may be exercised within 60 days of July 23, 2025.
(5) Represents 105,750 shares of common stock and 570 shares of common stock issuable upon the exercise of options that may be exercised within 60 days of July 23, 2025.

Special Meeting Proxy Statement	8	Heritage Distilling Holding Company, Inc.

PROPOSAL ONE - FINANCING PROPOSAL
Approval, for Purposes of Complying With Nasdaq Listing Rule 5635, of the Issuance of Pre-Funded Warrants and Shares of Common Stock Upon the Exercise of Pre-Funded Warrants in a Private Placement Financing
Background
On August 15, 2025, we entered into subscription agreements (as amended, each a “Subscription Agreement” and collectively the “Subscription Agreements”) with certain institutional and accredited investors (each, an “Investor” and collectively, the “Investors”), pursuant to which we issued and sold to the Investors, in a private placement (the “Offering”) pre-funded warrants (the “Pre-Funded Warrants”) to acquire in the aggregate up to 370,378,890 shares of common stock. The purchase price for the Pre-Funded Warrants was equal to $0.6042 per Pre-Funded Warrant.
Included among the Investors in the Offering were Story Foundation, the entity behind the Story Network (“Story Foundation”), which purchased Pre-Funded Warrants to purchase 107,781,820 shares of common stock; Justin Stiefel, our Chairman and Chief Executive Officer, who purchased Pre-Funded Warrants to purchase 3,309,615 shares of common stock; and Andrew Varga, one of our directors, who purchased Pre-Funded Warrants to purchase 300,000 shares of common stock.
Of the total $223.8 million purchase price for the Pre-Funded Warrants, $35.5 million was paid in cash, $59.5 million was paid in the cryptocurrency stablecoin commonly referred to as USDC (“USDC”), based on a purchase price of $1.00 per USDC, and $128.8 million was paid in the native cryptocurrency of the Story Network, referred to as $IP Tokens (“$IP Tokens”), which was valued for purpose of such payment at (i) $5.2413 (representing a 20% discount from the closing price of $IP Tokens on August 8, 2025 as reported by CoinMarketCap.com) in the case of the Story Core Contributors (as defined in the Subscription Agreements, as defined below), (ii) $3.40 (representing an approximate 48% discount from the closing price of $IP Tokens on August 8, 2025 as reported by CoinMarketCap.com) in the case of Story Foundation, or (iii) $6.5516 (the reported closing price of $IP Tokens on August 8, 2025 as reported by CoinMarketCap.com) in the case of all other Investors.
We received net cash proceeds of approximately $218.8 million from the Offering and used (i) approximately $80.0 million of such net proceeds to purchase $IP Tokens from Story Foundation at a price per $IP Token of $3.40, and (ii) approximately $18.4 million of such net proceeds for the repayment of indebtedness and outstanding trade payables. We intend to use the remaining net proceeds for working capital and general corporate purposes and for the establishment of our cryptocurrency treasury operations to the extent consistent with our investment policy as amended or otherwise modified from time to time. In connection with the closing of the Offering, we launched our digital asset treasury reserve strategy, pursuant to which we plan to use $IP Tokens as our primary treasury reserve asset on an ongoing basis.
Pre-Funded Warrants
The Pre-Funded Warrants issued in the Offering are exercisable to purchase an aggregate of 370,378,890 shares of common stock (the “Pre-Funded Warrant Shares”) at an exercise price of $0.0001 per share. The Pre-Funded Warrants are exercisable in cash or by means of a cashless exercise, will not be exercisable until approval of this proposal by our stockholders at the Special Meeting and will not expire until the date the Pre-Funded Warrants are fully exercised. The exercise price of the Pre-Funded Warrants is subject to adjustment for stock dividends, stock splits, recapitalizations and the like. A holder (together with its affiliates) may not exercise any portion of a Pre-Funded Warrant to the extent that the holder would own more than a specified percentage of our outstanding

Heritage Distilling Holding Company, Inc.	9	Special Meeting Proxy Statement

Proposal One
common stock immediately after exercise (the “Beneficial Ownership Limitation”), with such percentage being 4.99%, except that upon at least 61 days’ prior notice from the holder to us, the holder may increase the amount of ownership of outstanding stock after exercising the holder’s Pre-Funded Warrants up to 19.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. Following approval of this proposal by our stockholders at the Special Meeting, a holder of Pre-Funded Warrants may request the permanent suspension of the Beneficial Ownership Limitation from such holder’s Pre-Funded Warrants. In addition, if our stockholders approve this proposal, subject to any Beneficial Ownership Limitations, the Pre-Funded Warrants will be automatically exercised on a cashless basis on the date of the Special Meeting. Therefore, if our stockholders approve this proposal at the Special Meeting, on the date of the Special Meeting, all 370,378,890 Pre-Funded Warrant Shares would be issued, subject to reductions to give effect to the Beneficial Ownership Limitations that would limit any holder from acquiring more than 4.99% of our outstanding common stock after giving effect to such automatic exercise.
Subscription Agreements
The Subscription Agreements contained representations and warranties of us and the Investors, which are typical for transactions of this type. The Subscription Agreements also obligated us to indemnify the Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us, (ii) any breach of any obligation of ours, and (iii) certain claims by third parties. In addition, the Subscription Agreements contained customary covenants on our part that are typical for transactions similar to the Offering, as well as the following additional covenants:
i.we agreed to use our commercially reasonable efforts to hold a stockholder meeting, at which we would solicit our stockholders’ affirmative vote for approval of our issuance of the Pre-Funded Warrant Shares in accordance with the applicable law and rules and regulations of Nasdaq. The vote by our stockholders at the Special Meeting is intended to satisfy our obligations with respect to this covenant;
ii.we agreed to increase the reserve under our 2024 Equity Incentive Plan, as amended, to 35 million shares and to seek stockholder approval of such increase. The vote by our stockholders on the Incentive Plan Proposal at the Special Meeting is intended to satisfy our obligations with respect to this covenant; and
iii.we agreed that, following receipt of stockholder approval of this proposal at the Special Meeting, we will take all necessary corporate action such that (a) the size of the Board shall be increased or decreased, as necessary, so that it is eight members, (b) at least three and up to five members of the Board designated by Story Foundation shall be appointed to the Board (collectively, the “New Directors”), (c) the Technology and Cryptocurrency Committee of the Board shall be reconstituted as the Digital Assets Committee with an updated committee charter to be adopted, which committee shall be comprised solely of the New Directors and will be chaired by a New Director, (d) certain of the New Directors will be appointed as members of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee of the Board, as designated by Story Foundation, and (e) an individual designated by Story Foundation shall be appointed as our Chief Investment Officer.
Registration Rights Agreement
In connection with the Offering, on August 11, 2025, we and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we agreed to, among other things, file a resale registration statement (the “Registration Statement”) with the SEC to register for resale the Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants. We were permitted to include in the Registration Statement certain other outstanding shares of common stock and shares of common stock issuable upon the exercise of certain other outstanding warrants. We filed the Registration Statement with the SEC on August 26, 2025, and we have agreed to use our best efforts to cause the Registration Statement to be declared effective as promptly as possible, but in no event later than the earlier of (a) 30 days (or 90 days if the Registration Statement is subject to a review by the SEC) after the date the Registration Statement was filed with the SEC, or (b) five business days after the date we receive written notification from the SEC that the Registration Statement will not be reviewed. We agreed to use our best efforts to maintain the effectiveness of the Registration Statement until such time as there are no Registrable Securities (as such term is defined in the Registration Rights Agreement) remaining.

Special Meeting Proxy Statement	10	Heritage Distilling Holding Company, Inc.

Proposal One
Advisory Agreements
In anticipation of the Offering, between June 19, 2025 and August 10, 2025, we entered into advisory and implementation agreements (the “Advisory Agreements”) with Open World, Inc. and certain of its management and affiliates, S.Y. Lee, Founder and CEO of PIP Labs, original creator of Story, and certain other of our advisors (each an “Advisor” and collectively, the “Advisors”), pursuant to which the Advisors will provide certain consulting, strategy, and business development services to us related to our establishment of a treasury function in certain non-security cryptocurrencies, including $IP Tokens. Pursuant to the Advisory Agreements, if our stockholders approve Proposal Two (the Advisory Compensation Proposal), we (a) will issue to certain of the Advisors an aggregate of 6,477,092 shares of common stock and (b) issued to certain of the Advisors warrants to purchase up to an aggregate of 17,500,000 shares of common stock for a purchase price of $0.01 per share, consisting of: (i) warrants to purchase up to 3,875,000 shares of common stock that will vest on the earlier of three months following the issue date or the date on which the closing price of the common stock equals or exceeds $1.00 per share (the “First Tranche Warrants”), (ii) warrants to purchase up to 4,075,000 shares of common stock that will vest on the earlier of six months following the issue date or the date on which the closing price of the common stock equals or exceeds $1.50 per share (the “Second Tranche Warrants”), (iii) warrants to purchase up to 4,300,000 shares of common stock that will vest on the earlier of six months following the issue date or the date on which the closing price of the common stock equals or exceeds $2.00 per share (the “Third Tranche Warrants”), and (iv) warrants to purchase up to 5,250,000 shares of common stock that will vest in 12 equal monthly installments of 437,500 shares beginning on the issue date so that all of such warrants are vested 12 months following the issue date (the “Fourth Tranche Warrants” and together with the First Tranche Warrants, the Second Tranche Warrants and the Third Tranche Warrants, the “Advisory Warrants”), with each warrant exercisable only upon receipt of stockholder approval of Proposal Two at the Special Meeting and subject to vesting, forfeiture, and such other terms as set forth therein. The shares of common stock issuable upon exercise of the Advisory Warrants are referred to herein as the “Advisory Warrant Shares.” Each of the Advisory Warrants expires five years from the date of issuance. The Advisory Warrants contain incidental registration rights, pursuant to which we were required to register the Advisory Warrant Shares for resale in the Registration Statement we filed pursuant to the Registration Rights Agreement. In addition, in the Advisory Agreement of one of the Advisors, we agreed to grant to such Advisor 2,500,000 restricted stock units under our 2024 Equity Incentive Plan following the receipt of stockholder approval of the Incentive Plan Proposal at the Special Meeting, and in the Advisory Agreement of another Advisor, we agreed to grant to such other Advisor under such plan restricted stock units having a value equal to $250,000 (collectively, the “Advisory RSUs”).
Placement Agency Agreement
In connection with the Offering, we entered into a Placement Agency Agreement, dated as of August 11, 2025 (the “Agency Agreement”) with Cantor Fitzgerald & Co. and Roth Capital Partners, LLC, as placement agents (the “Placement Agents”), for the Offering. Pursuant to the Agency Agreement, we (i) paid to the Placement Agents a cash fee in the amount of $4.3 million and (ii) issued to the Placement Agents warrants to purchase an aggregate of 4,307,289 shares of common stock, initially with an exercise price of $0.01 per share and a five-year term (the “Agent Warrants”). The shares of common stock issuable upon exercise of the Agent Warrants are referred to herein as the “Agent Warrant Shares.” We also reimbursed the expenses of the Placement Agents in the aggregate amount of $300,000.
Why We are Seeking Stockholder Approval
Our common stock is listed on the Nasdaq Capital Market under the symbol “CASK.” Because the common stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations. Pursuant to Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if: (1) where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash: (A) the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. The aggregate number of shares of common stock underlying the Pre-Funded Warrants equals 370,378,890 shares, representing 1,461.3% of the total number of outstanding shares of common stock immediately prior to the Offering and in excess of

Heritage Distilling Holding Company, Inc.	11	Special Meeting Proxy Statement

Proposal One
20% of the total number of outstanding shares of common stock immediately prior to the Offering. As we have agreed to utilize at least $80.0 million from the Offering to purchase $IP Tokens from Story Foundation at a price per $IP Token of $3.40, Nasdaq informed us that stockholder approval of the Pre-Funded Warrant Shares is required under Nasdaq Listing Rule 5635(a) because it considers the $IP Tokens to be assets for purposes of Nasdaq Listing Rule 5635(a).
Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) which alone or together with sales by our officers, directors or substantial stockholders, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.
As of August 8, 2025, immediately prior to the signing of the Subscription Agreements, there were 25,345,027 shares of our common stock outstanding. The aggregate number of shares of common stock underlying the Pre-Funded Warrants, equals 370,378,890 shares, representing 1,461.3% of the total number of outstanding shares of common stock immediately prior to the Offering. If the Agent Warrants and Pre-Funded Warrants were exercised on the closing date of the Offering, the aggregate number of shares issued on such date would also have represented in excess of 20% of the total number of outstanding shares of common stock immediately prior to the Offering. While the price per share of common stock in the Offering was higher than the average Nasdaq Official Closing Price of the common stock for the five trading days immediately preceding the signing of the Subscription Agreements, which was $0.60422 per share, it is possible that Nasdaq may deem the actual value of the USDC and the $IP Tokens that were delivered to us as consideration for the Pre-Funded Warrants in lieu of the cash purchase price to be less than the value ascribed by us and the Investors to such consideration.
In addition, Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of common stock may be acquired by our officers, directors, employees or consultants. We believe the issuance or delivery of Pre-Funded Warrants and Pre-Funded Warrant Shares to Mr. Stiefel and Mr. Varga in the Offering should not be treated as equity compensation within the meaning of Rule 5635(c). However, it is possible Nasdaq may deem all or a portion of any arrangement as compensatory in nature, particularly in circumstances where the value deemed received by a listed company is less than the fair value of the securities issued. Accordingly, we are seeking the approval of our stockholders for the issuance of shares of the Common Stock to Mr. Stiefel and Mr. Varga in the Offering pursuant to Nasdaq Listing Rule 5635(c).
Finally, under the Nasdaq Listing Rule 5635(b), we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of our company without seeking and obtaining separate stockholder approval. Nasdaq guidance indicates that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding shares of common stock or voting power, and such ownership or voting power would represent the company’s largest concentration of ownership or voting power. We are not required to obtain stockholder approval for the Offering under Nasdaq Listing Rule 5635(b) because no stockholder held more than 19.99% of the total outstanding shares of our common stock immediately after the Offering, and the Pre-Funded Warrants include the Beneficial Ownership Limitation. However, given the number of shares of common stock issuable upon the exercise of the Pre-Funded Warrants, and the Agent Warrants, and that, if our stockholders approve this proposal, Story Foundation will have the right to nominate at least three and up to five of our directors, it is possible that Nasdaq may deem the Offering in its entirety to effect a change of control of our company.
Accordingly, as a result of the foregoing, the Subscription Agreements require us to use our commercially reasonable efforts to hold the Special Meeting, at which we would solicit our stockholders’ affirmative vote for approval of the issuance of the Pre-Funded Warrants, the Pre-Funded Warrant Shares, the Advisory Warrants, and the Advisory Common Stock in accordance with the applicable law and rules and regulations of Nasdaq, no later than September 30, 2025 (or October 18, 2025 if SEC conducts a review of the preliminary proxy statement filed by us in connection with such stockholder meeting).

Special Meeting Proxy Statement	12	Heritage Distilling Holding Company, Inc.

Proposal One
In addition, if our stockholders do not approve this proposal at the Special Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Subscription Agreements to call a stockholder meeting no less often than every 90 days following the date of the Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Stockholder Support Agreements
Contemporaneously with the execution and delivery of the Subscription Agreements, our officers and directors and certain of our other stockholders, collectively representing at least 40% of the voting power of our outstanding securities, executed and delivered stockholder support agreements pursuant to which such stockholders agreed with us to vote all of the shares of Common Stock outstanding and beneficially owned by them in favor of the Financing Proposal and the Advisory Compensation Proposal.
As of July 23, 2025, the record date for the Special Meeting, stockholders who signed stockholder support agreements with us beneficially owned 6,185,454 shares of common stock, or approximately 40% of the outstanding common stock.
Potential Adverse Effects of the Approval of this Proposal
If this proposal is approved, existing stockholders will suffer substantial dilution in their ownership interests in the future upon the issuance of the shares underlying the Pre-Funded Warrants in the Offering. Specifically, assuming that our stockholders approve this proposal, a total 370,378,890 shares of our common stock will, subject to the Beneficial Ownership Limitation, be automatically exercised for common stock. Assuming the Beneficial Ownership Limitation does not apply, holders of our common stock immediately prior to the Offering would hold approximately 6.6% of our outstanding common stock and holders of the shares of our common stock issued upon exercise of the Pre-Funded Warrants would hold 93.4% of our outstanding common stock.
Executive Officer and Director Interest
Other than the interests of Mr. Stiefel, our Chairman and Chief Executive Officer, and Mr. Varga, a member of our board of directors, each of whom purchased Pre-Funded Warrants in the Offering, none of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Where You Can Find More Information about the Offering
The summaries above, together with the section entitled “Background,” summarize certain information relating to the Offering, but do not contain all of the information that is important to you. For a more complete understanding of the matters to be considered at the Special Meeting, you should read carefully this entire Proxy Statement and the complete copies of the form of Subscription Agreement and the forms of the Pre-Funded Warrants, the Advisory Warrants and the Agent Warrants, and the other exhibits that were filed with the Current Report on Form 8-K that we filed with the SEC on August 11, 2025 and the Current Report on Form 8-K that we filed with the SEC on August 18, 2025, which are incorporated herein by reference.
Vote Required and Board’s Recommendation
Approval of the Financing Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE FINANCING PROPOSAL

Heritage Distilling Holding Company, Inc.	13	Special Meeting Proxy Statement

PROPOSAL TWO -– ADVISORY COMPENSATION PROPOSAL
Approval, for Purposes of Complying With Nasdaq Listing Rule 5635(c), of the Issuance of Common Stock, Restricted Stock Units, and Shares of Common Stock Upon the Exercise of Advisory Warrants
Background
In anticipation of the Offering and the adoption of our digital asset treasury reserve strategy, and as disclosed in the Financing Proposal above, between June 19, 2025 and August 10, 2025, we entered into the Advisory Agreements with the Advisors, pursuant to which the Advisors will provide certain consulting, strategy, and business development services to us related to our establishment of a treasury function in certain non-security cryptocurrencies, including $IP Tokens. Pursuant to the Advisory Agreements, if our stockholders approve this proposal, we will issue to certain of the Advisors an aggregate of 6,416,168 shares of common stock (the “Advisory Common Stock”). In addition, we will grant to certain advisors 2,500,000 restricted stock units and a number of restricted stock units having a value on the date of grant equal to $250,000 (collectively, the “Advisory RSUs”). In addition, we issued to the Advisors upon the closing of the Offering Advisory Warrants to purchase up to an aggregate of 17,500,000 shares of common stock for a purchase price of $0.01 per share, consisting of: (i) warrants to purchase up to 3,875,000 shares of common stock that will vest on the earlier of three months following the issue date or the date on which the closing price of the common stock equals or exceeds $1.00 per share (the “First Tranche Warrants”), (ii) warrants to purchase up to 4,075,000 shares of common stock that will vest on the earlier of six months following the issue date or the date on which the closing price of the common stock equals or exceeds $1.50 per share (the “Second Tranche Warrants”), (iii) warrants to purchase up to 4,300,000 shares of common stock that will vest on the earlier of six months following the issue date or the date on which the closing price of the common stock equals or exceeds $2.00 per share (the “Third Tranche Warrants”), and (iv) warrants to purchase up to 5,250,000 shares of common stock that will vest in 12 equal monthly installments of 437,500 shares beginning on the issue date so that all of such warrants are vested 12 months following the issue date (the “Fourth Tranche Warrants” and together with the First Tranche Warrants, the Second Tranche Warrants and the Third Tranche Warrants, the “Advisory Warrants”), with each warrant exercisable only upon receipt of stockholder approval of this proposal at the Special Meeting and subject to vesting, forfeiture, and such other terms as set forth therein, including that the Advisory RSUs shall not vest and the Advisory Warrants will not be exercisable unless and until our stockholders approve the issuance of shares issuable upon exercise of the Advisory Warrants. Each of the Advisory Warrants expires five years from the date of issuance. Each of the Advisory Warrants include a beneficial ownership limitation similar to the Beneficial Ownership Limitation included in the Pre-Funded Warrants, except that the beneficial ownership limitation percentage cannot be increased to greater than 9.99%.
Why We are Seeking Stockholder Approval
As our common stock is listed on Nasdaq, we are subject to Nasdaq’s rules and regulations. Nasdaq Listing Rule 5635(c) generally requires us to obtain stockholder approval prior to issuance of securities when a stock option or purchase plan is established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which shares of common stock may be acquired by our officers, directors, employees or consultants. We believe all of the Advisors would be classified as consultants under Nasdaq Listing Rule 5635(c). Accordingly, we are seeking the approval of our stockholders for the issuance the Advisory Common Stock, the Advisory RSUs and the Advisory Warrant Shares issuable upon exercise of the Advisory Warrants and the shares issuable upon vesting of the Advisory RSUs pursuant to Nasdaq Listing Rule 5635(c).

Special Meeting Proxy Statement	14	Heritage Distilling Holding Company, Inc.

In addition, if our stockholders do not approve this proposal at the Special Meeting, we will be required to incur the costs of subsequent meetings of stockholders as we are obligated under the Subscription Agreements to call a stockholder meeting no less often than every ninety (90) days following the date of this Special Meeting and each subsequent meeting of stockholders thereafter at which this proposal is not approved to seek stockholder approval of this proposal until such approval is obtained.
Potential Adverse Effects of the Approval of this Proposal
If this proposal is approved, existing stockholders will suffer substantial dilution in their ownership interests in the future upon the issuance of the Advisory Common Stock, the vesting of the Advisory RSUs and the exercise of the Advisory Warrants. Specifically, assuming that our stockholders approve this proposal, a total 26,416,168 shares of our common stock could be issued pursuant to the Advisory Common Stock, the vesting of the Advisory RSUs, and the exercise of the Advisory Warrants. Assuming the Beneficial Ownership Limitation does not apply to any of the Advisory Warrants, holders of our common stock immediately prior to the Offering would hold approximately 49.8% of our outstanding common stock and holders of the Advisory Common Stock, the Advisory RSUs and the Advisory Warrants would collectively hold 50.2% of our outstanding common stock.
Executive Officer and Director Interest
None of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Vote Required and Board’s Recommendation
Approval of the Advisory Compensation Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY COMPENSATION PROPOSAL

Heritage Distilling Holding Company, Inc.	15	Special Meeting Proxy Statement

PROPOSAL THREE - AUTHORIZED SHARE PROPOSAL
Approval of an Amendment to the Certificate of Incorporation to Increase the Company's Authorized Shares
Our stockholders are being asked to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of our authorized shares of capital stock. On August 18, 2025, our Board approved a proposal to amend the Certificate of Incorporation to increase the number of our authorized shares of capital stock from 495,000,000 shares to 995,000,000 shares, of which 985,000,000 will be shares of common stock and 10,000,000 will be shares of preferred stock (the “Share Increase”).
Form of the Share Increase Amendment
The proposed amendment (the “Share Increase Amendment”) would only amend Article IV of the Certificate of Incorporation to read in its entirety as follows:
“The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of capital stock that the Corporation shall have authority to issue is 995,000,000. The total number of shares of Common Stock that the Corporation is authorized to issue is 985,000,000, having a par value $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is 10,000,000, having a par value $0.0001 per share.”
Background and Reasons for the Share Increase
The Certificate of Incorporation currently authorizes the issuance of up to 495,000,000 shares of capital stock, including 490,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the Record Date, there were 500,000 shares of preferred stock designated as Series A Preferred Stock and 800,000 shares of preferred stock designated as Series B Preferred Stock. As of the close of business on the Record Date, there were 15,401,989 shares of common stock issued and outstanding, excluding the following as of such date: (a) up to an aggregate of 6,454,929 shares of common stock issuable upon exercise of our outstanding common stock purchase warrants, (b) up to an aggregate of 811,951 shares of common stock issuable upon conversion of all shares of Series A Preferred Stock, and (c) up to an aggregate of 21,713,811 shares of common stock issuable upon conversion of all shares of Series B Preferred Stock, including accrued dividends and any bonuses thereon. Subsequent to the Record Date, we issued or contracted to issue the following additional shares of common stock and warrants to purchase common stock:
•Pre-Funded Warrants to purchase 370,378,890 shares of common stock in the Offering;
•Subject to the approval of the Advisory Compensation Proposal, 6,477,092 shares of common stock, 2,500,000 Advisory RSUs and Advisory RSUs having a value on the date of grant equal to $250,000, and the Advisory Warrants to purchase up to 17,500,000 shares of common stock to certain Advisors pursuant to the Advisory Agreements;
•894,856 shares of common stock and warrants to purchase up to 17,002,480 shares of common stock in exchange for Series B Preferred Stock;
•9,943,038 in common stock issued in connection with sales under our equity line of credit, warrant exercises, and preferred stock conversions; and
•warrants to purchase 9,847,269 shares of common stock.

Special Meeting Proxy Statement	16	Heritage Distilling Holding Company, Inc.

Proposal Three
If the Authorized Share Proposal is approved by stockholders, upon the effectiveness of the Share Increase Amendment, we will have a total of 995,000,000 authorized shares of capital stock, of which 985,000,000 shall be shares of common stock and 10,000,000 shall be shares of preferred stock.
Purpose of the Share Increase Amendment
The Board believes it is in the best interest of our Company to increase the number of authorized shares of capital stock in order to give our Company greater flexibility in considering and planning for future general corporate needs, including, but not limited to, grants under equity compensation plans, stock splits, financings, potential strategic transactions, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us by allowing the issuance of such shares without the expense and delay of another stockholder meeting.
At this time, the increase in authorized shares of our capital stock, including shares of common stock and preferred stock, is not in any way related to any plans or intentions to enter into a merger, consolidation, acquisition or similar business transaction, although we expect that we will continue to raise capital through the sale of our common stock or preferred stock in the future.
Rights of Additional Authorized Shares
Any newly-authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. Likewise, any newly-authorized shares of preferred stock will be identical to the shares of preferred stock that are now authorized but unissued and not designated to a particular class of preferred stock. The Share Increase Amendment will not alter the voting powers or relative rights of the common stock or the preferred stock. In accordance with the Certificate of Incorporation and the General Corporation Law of the State of Delaware (“DGCL”), any of our authorized but unissued shares of preferred stock which shall have such voting rights, dividend rights, liquidation preferences, conversion rights and perceptive rights as may be designated by the Board pursuant to a certificate of designation.
Potential Adverse Effects of the Share Increase Amendment
Adoption of the Share Increase Amendment will have no immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. Except as discussed above, the Board has no current plan to issue shares from the additional authorized shares provided by the Share Increase Amendment. However, any future issuance of additional authorized shares of our common stock or preferred stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock.
Potential Anti-Takeover Effects
By increasing the number of authorized but unissued shares of common stock and preferred stock, thus increasing the total amount of our authorized shares of capital stock, our ability to issue additional shares of common stock or preferred stock could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, our ability to issue additional shares of common stock or preferred stock could adversely affect the ability of third parties to take over our Company or effect a change of control of our Company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in our best interests or in the best interests of our stockholders. The ability of the Board to cause us to issue substantial amounts of common stock or preferred stock without the need for stockholder approval, except as may be required by law or regulation, upon such terms and conditions as the Board may determine from time to time in the exercise of its business judgment may, among other things, result in practical impediments with respect to changes in control of our Company or have the effect of diluting the stock ownership of holders of our common stock seeking to obtain control of our Company. The issuance of common stock or preferred stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in control of our

Heritage Distilling Holding Company, Inc.	17	Special Meeting Proxy Statement

Proposal Three
Company. The Board, however, does not intend or view the Share Increase Amendment to effect the Share Increase as an anti-takeover measure, nor does the Board contemplate using the Share Increase in this manner at any time in the foreseeable future.
Appraisal or Dissenters’ Rights
Pursuant to the DGCL, stockholders are not entitled to appraisal rights or dissenter’s rights with respect to the Share Increase Amendment or the Share Increase.
Effectiveness of Share Increase Amendment
If the Authorized Share Proposal is approved by the stockholders at the Special Meeting, the Share Increase Amendment will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board will have sole and absolute discretion to determine the time and date, if at all, of the filing of the Share Increase Amendment.
Executive Officer and Director Interest
Our directors and executive officers do not have an interest in the Authorized Share Proposal.
The summary above is wholly qualified by the complete text of the Certificate of Amendment of Certificate of Incorporation, in the form attached here as Appendix A, which is incorporated herein by reference.
Vote Required and Board's Recommendation
Delaware law provides that the affirmative vote of a majority in voting power of the shares of our common stock outstanding on the Record Date and entitled to vote on the matter is required to approve the Authorized Share Proposal. For this purpose, abstentions will be considered votes against the proposal. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. Broker non-votes are not considered entitled to vote and will therefore have no effect on the outcome of the vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE PROPOSAL

Special Meeting Proxy Statement	18	Heritage Distilling Holding Company, Inc.

PROPOSAL FOUR - STOCKHOLDER ACTION PROPOSAL
Approval of an Amendment to the Certificate of Incorporation to Remove the Prohibition Against Stockholder Action by Written Consent
We are asking you to adopt and approve an amendment to the Certificate of Incorporation to remove the prohibition against stockholders taking action by written consent without holding a meeting. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section A, Article VII of the Certificate of Incorporation to remove this prohibition. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Section A, Article VII of the Certificate of Incorporation, which is attached to this Proxy Statement as Appendix B and incorporated into this Proxy Statement by reference. We urge you to read carefully this proposed amendment to Section A, Article VII that is set forth in Appendix B in its entirety because this summary may not contain all the information about this amendment that is important to you.
Background of Proposal
As part of the Board’s review of our corporate governance policies, the Nominating and Corporate Governance Committee of the Board and the Board as a whole considered the advantages and disadvantages of prohibitions against stockholder action by written consent similar to that currently found in Section A, Article VII of the Certificate of Incorporation. This type of prohibition generally is intended to facilitate corporate stability by requiring stockholder action to occur at a duly called and convened stockholder meeting. Voting limitations, such as those in Section A, Article VII of the Certificate of Incorporation prohibiting stockholder action by written consent, may also have the effect of providing anti-takeover protection to our Company. However, many investors and others view prohibitions against stockholder action by written consent as conflicting with principles of good corporate governance by preventing stockholders from fully exercising their voting rights as stockholders due to the need to convene at an annual or special meeting to effect change. Section 228 of the Delaware General Corporation Law (the “DGCL”) allows stockholders to act by written consent unless otherwise provided in the corporation’s certificate of incorporation. If the proposal is approved, amendments to our Certificate of Incorporation previously approved by our Board, subject to approval of the Stockholder Action Proposal, allowing stockholder action by written consent will become effective.
After considering the advantages and disadvantages of the prohibition on stockholder action by written consent set forth in Section A, Article VII of the Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section A, Article VII be amended to remove the prohibition, and instead allow stockholders to take actions as provided by law and our Bylaws. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board concluded that the benefits of prohibiting stockholder action by written consent were outweighed by the Board’s belief that removing the prohibition is a meaningful step towards achieving our goal of ensuring that our corporate governance policies conform to current best practices and maximizing the ability of our stockholders to appropriately participate in our affairs.
Text of the Amendment
The proposed amendment to the Certificate of Incorporation is set forth in Appendix B to this Proxy Statement. If this proposal is approved by our stockholders, we will amend the Certificate of Incorporation to reflect the revisions contemplated by this proposal as set forth in Appendix B and the resulting amendments to the Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Special Meeting. If this proposal is approved by our stockholders, the Board will make an appropriate amendment to our Bylaws that will allow our stockholders to take action by written consent.

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Proposal Four
Executive Officer and Director Interest
None of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Vote Required and Board’s Recommendation
The affirmative vote of holders of at least 66 2/3% of the shares of the total voting power of all outstanding shares of our common stock on the Record Date and entitled to vote on the matter is required to approve this Stockholder Action Proposal. For this purpose, abstentions will be considered votes against the proposal. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. Broker non-votes are not considered entitled to vote and will therefore have no effect on the outcome of the vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE STOCKHOLDER ACTION PROPOSAL

Special Meeting Proxy Statement	20	Heritage Distilling Holding Company, Inc.

PROPOSAL FIVE - REVERSE STOCK SPLIT PROPOSAL
Approval of an Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split
Our Board has adopted resolutions recommending that the stockholders approve an amendment to the Certificate of Incorporation, in substantially the form attached hereto as Appendix C (the “Reverse Stock Split Amendment”), to effect a reverse stock split of our common stock (the “Reverse Stock Split”) at a ratio ranging from 1:5 to 1:20, without reducing the authorized number of shares of our common stock, with the final decision as to whether to proceed with the Reverse Stock Split and the exact ratio of the Reverse Stock Split to be determined by our Board, in its sole discretion, following stockholder approval (if obtained), at any time prior to the one-year anniversary of the Special Meeting. If our stockholders approve the Reverse Stock Split Proposal, and the Board decides to implement it, the Reverse Stock Split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware (the “Effective Date”). The Reverse Stock Split will simultaneously impact all outstanding shares of our common stock. The Reverse Stock Split will affect all holders of our common stock uniformly, and common stockholder’s interest in our Company will be diluted as each such stockholder will hold the same percentage of the shares of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split Amendment will not reduce the number of authorized shares of common stock (which will remain at 985,000,000 if the Authorized Share Proposal is approved by the stockholders at the Special Meeting or 490,000,000 if the Authorized Share Proposal is not approved by the stockholders at the Special Meeting) or preferred stock (which will remain at 10,000,000 if the Authorized Share Proposal is approved by the stockholders at the Special Meeting or 5,000,000 if the Authorized Share Proposal is not approved by the stockholders at the Special Meeting) and will not change the par value of the common stock or the preferred stock (which in each case will remain at $0.0001 per share).
Purpose of the Reverse Stock Split
TO CONTINUE TO SATISFY NASDAQ LISTING STANDARDS
The Board believes that the Reverse Stock Split will enhance our ability to continue to satisfy Nasdaq’s continued listing requirements. One of Nasdaq’s listing requirements is that the bid price of our common stock remains at a minimum price of $1.00 per share so that our common stock continues to trade on Nasdaq. Our common stock has closed below the $1.00 minimum price each day from February 28, 2025 through the date of filing this proxy statement. Because our common stock traded below $1.00 for 30 consecutive business days, we received a delisting notice from Nasdaq on April 14, 2025, stating that we are not in compliance with the bid-price listing requirement. We applied and were granted a 180-day period to re-gain compliance, which will expire on October 13, 2025. If we are not in compliance by October 13, 2025, we may be afforded a second 180-calendar day compliance period. To qualify for this additional time, we will be required to meet the continued listing requirement for market value of publicly-held shares and all other initial listing standards for the Nasdaq Capital Market with the exception of the minimum bid price requirement, and will need to provide written notice to Nasdaq of our intent to regain compliance with such requirement during such second compliance period. Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock in satisfaction of Nasdaq’s continued listing standards. However, there is no guarantee that implementing the Reverse Stock Split will increase the price of our common stock sufficiently to be able to re-gain such compliance. If we are otherwise unable to comply with the listing standards, such noncompliance or a delisting from Nasdaq would materially and adversely affect our ability to raise capital, including under our current agreements, and our financial condition and business.

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Proposal Five
TO POTENTIALLY ATTRACT INVESTMENT CAPITAL
With a high number of issued and outstanding shares of common stock, the price per share of our common stock may be too low for us to attract investment capital on reasonable terms for us. We believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional investors, professional investors, and other members of the investing public.
TO POTENTIALLY IMPROVE THE MARKETABILITY AND LIQUIDITY OF OUR COMMON STOCK
The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. We believe that the Reverse Stock Split may make our common stock a more attractive and cost-effective investment for many investors, which may enhance the liquidity of the holders of our common stock.
TO DECREASE THE RISK OF MARKET MANIPULATION OF OUR COMMON STOCK
The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.
For the foregoing reasons, the Board believes that the Reverse Stock Split is in the best interests of our Company and our stockholders to maintain Nasdaq listing compliance, facilitate capital raising and enhance the marketability and liquidity of our common stock, among other reasons.
Criteria to be Used for Determining Whether to Implement the Reverse Stock Split
This proposal gives the Board discretion to select a Reverse Stock Split ratio from within a range between and including 1:5 to 1:20, any time prior to the one-year anniversary of the Special Meeting, based on the Board’s then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors: the historical trading price and trading volume of our common stock; the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short-and long-term; the continued listing requirements for our common stock on Nasdaq or other exchanges; the expected stability of the per share price of our common stock following the Reverse Stock Split; the number of shares of common stock outstanding; which Reverse Stock Split ratio would result in the least administrative cost to us; our contractual requirements; advice from our financial advisors; and prevailing industry, market, and economic conditions.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
If completed, the Reverse Stock Split may not result in the intended benefits described above, the market price of our common stock may not increase (proportionately to the reduction in the number of shares of our common stock outstanding after the Reverse Stock Split or otherwise) following the Reverse Stock Split, and the market price of our common stock may decrease in the future. Although reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock, the effect of the Reverse Stock Split on our stock price cannot be predicted with any certainty. In addition, the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement the Reverse Stock Split, our stock price may decline due to various factors, including our future performance, financial results, dilutive issuances of additional securities, market perception of our business, and general industry, market and economic conditions, among the other matters identified under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, the risk factor disclosures included in Addendum A to the form of Subscription Agreement filed as Exhibit 10.1 to our Current Report on Form 8-K that we filed with the SEC on August 11, 2025, and other filings with the SEC. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of the Reverse Stock Split.

Special Meeting Proxy Statement	22	Heritage Distilling Holding Company, Inc.

Proposal Five
If we fail to satisfy Nasdaq's listing requirements and are subsequently unable to regain compliance in a timely manner, Nasdaq may suspend trading and commence delisting proceedings.
The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, the Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading which generally results in higher transaction costs. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.
Implementation of the Reverse Stock Split will not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.
Effects of a Reverse Stock Split
A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, a stockholder holding 100,000 shares of common stock before the Reverse Stock Split would instead hold 5,000 shares of common stock immediately after that Reverse Stock Split if the Board determined the ratio to be 1-for-20. Each stockholder’s proportionate ownership of outstanding shares of common stock would remain the same, except for immaterial adjustments that may result from the treatment of fractional shares as described herein.
All shares of common stock will remain validly issued, fully paid and non-assessable. Upon the effectiveness of the Reverse Stock Split: each 5 to 20 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on our part or any action of our stockholders, into one new share of common stock; no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below); proportionate adjustments will be made to the number of shares issuable upon the exercise, settlement or vesting of all then-outstanding stock options, restricted stock units, performance-based restricted stock units, and warrants, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units, performance-based restricted stock units, and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and the number of shares of common stock then reserved for issuance under our equity compensation plans will be reduced proportionately.
The following table summarizes, for illustrative purposes only, the anticipated effects of the Reverse Stock Split on our shares available for issuance based on information as of August 15, 2025 (unless otherwise noted below) and without giving effect to the treatment of fractional shares. All share numbers are rounded to the nearest whole share.

	Pre-Reverse Split	1 for 5	1 for 10	1 for 20
Authorized Common Stock*	490,000,000	490,000,000	490,000,000	490,000,000
Outstanding Common Stock	26,239,883	5,247,977	2,623,988	1,311,994
Common Stock Issuable Upon Exercise of Outstanding Options and Warrants** and Vesting of RSUs	423,511,158	84,702,232	42,351,116	21,175,558
Common Stock Reserved for Issuance under Equity Plans***	2,472,500	494,500	247,250	123,625
Authorized but Unissued and Unreserved Shares of Common Stock	37,776,459	399,555,291	444,777,646	467,388,823
* Does not give effect to any increase in our authorized shares that may be approved at the Special Meeting as contemplated by the Authorized Share Proposal.
** Includes, without limitation, the Pre-Funded Warrant, the Advisory Warrants, the Advisory RSUs, and the Placement Agent Warrants issued in the Offering.
*** Does not give effect to any increase in shares authorized under the 2024 Plan that may be approved at the Special Meeting as contemplated by the Incentive Plan Proposal.

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Proposal Five
The Reverse Stock Split would affect all stockholders uniformly. As of the Effective Date, each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below). The Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act, and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act.
Our common stock would continue to be listed on the Nasdaq Capital Market under the symbol “CASK” (subject to compliance with continued listing requirements) but would have a new Committee on Uniform Securities Identification Procedures (CUSIP) number after the Effective Date.
Cash Payment in Lieu of Fractional Shares
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, we will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of our common stock on Nasdaq on the trading day immediately prior to the Effective Date (as adjusted in good faith by us to account for the Reverse Stock Split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.
Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.
As of the Record Date, there were 2,476 common stockholders of record and beneficial owners. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT
The effectiveness of the proposed Reverse Stock Split Amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, prior to the one-year anniversary of the Special Meeting. The text of the proposed form of the Reverse Stock Split Amendment is attached hereto as Appendix C. If approved by stockholders and implemented by the Board, the Reverse Stock Split will become effective upon the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. We will publicly announce the Reverse Stock Split ratio chosen by the Board prior to the Effective Date.
EFFECT ON BENEFICIAL HOLDERS
Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.
EFFECT ON REGISTERED “BOOK-ENTRY” HOLDERS
Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares,

Special Meeting Proxy Statement	24	Heritage Distilling Holding Company, Inc.

Proposal Five
they automatically will receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.
POTENTIAL ANTI-TAKEOVER EFFECTS
Even though a potential Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our stockholders.
NO APPRAISAL RIGHTS
Our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary of material U.S. federal income tax consequences of the Reverse Stock Split to stockholders. This summary is based on the provisions of the Code, U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT WITH SUCH STOCKHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).
This summary is for general information only and does not address all tax considerations that may be applicable to a stockholder’s particular circumstances or to stockholders that may be subject to special tax rules, such as, for example and without limitation, brokers and dealers in securities or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, personal holding companies, U.S. holders whose functional currency is not the U.S. dollar, U.S. expatriates, non-resident alien individuals, tax-exempt entities, governmental organizations, foreign entities, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the United States, insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account, persons who acquired their common stock in connection with employment or other performance of services, or partnerships or other flow-through entities for U.S. federal income tax purposes and partners, members or investors in such entities. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences (such as estate or gift tax consequences) other than U.S. federal income taxation. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.
For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:
•an individual who is a citizen or resident of the United States;

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Proposal Five
•a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust if (1) the administration of which is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such stockholder should consult his, her, or its own tax advisor.
THIS SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATION AS WELL AS ANY TAX CONSIDERATIONS ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (SUCH AS THE ESTATE OR GIFT TAX LAWS) OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.
The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder generally will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor. Treasury regulations promulgated under the Code provide rules for allocating the tax basis and holding period of the shares of the common stock received pursuant to the Reverse Stock Split. U.S. holders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending upon a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding (at the current applicable rate of 24%), unless a U.S. holder provides, in a timely manner, to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, if any, provided that the U.S. holder furnishes the required information in a timely manner to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

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Proposal Five
ACCOUNTING CONSEQUENCES
The par value per share of our common stock will remain unchanged at $0.0001 per share following the Reverse Stock Split. As a result, as of the Effective Date, the stated capital on our balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.
Executive Officer and Director Interest
None of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Vote Required and Board's Recommendation
Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting, provided a quorum is present. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. For this purpose, abstentions will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Under New York Stock Exchange rules, this is considered a routine matter, and brokers may exercise discretionary authority to vote on this proposal if no instructions are provided by the beneficial owner. Broker non-votes are not expected on this proposal, as brokers are permitted to vote uninstructed shares. To the extent there are any broker non-votes, such votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. You may vote "FOR," "AGAINST," or "ABSTAIN" on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL

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PROPOSAL SIX - INCENTIVE PLAN PROPOSAL
Approval of an Amendment to the 2024 Plan to Increase the Shares Available for Issuance Thereunder
Summary
Our 2024 Equity Incentive Plan was adopted by the Board on November 9, 2024, approved by the stockholders on November 10, 2024, and became effective at the close of our initial public offering on November 25, 2024. On May 30, 2025, the Board adopted a first amendment to the 2024 Equity Incentive Plan (as amended, the “2024 Plan”) to increase the number of shares we may issue under the 2024 Plan to 5,000,000 shares, which was approved by our stockholders and became effective on June 24, 2025. On August 18, 2025, the Board approved an amendment to the 2024 Plan to increase the maximum total number of shares of common stock we may issue under the 2024 Plan (the “Plan Amendment”) to 35,000,000 shares (an increase of 30,000,000 shares) because we need to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of our stockholders. The Compensation Committee of the Board approved the Plan Amendment, subject to approval of the Board and the stockholders, and the Board approved the Plan Amendment, subject to approval of the stockholders. If the stockholders do not approve the Plan Amendment, the existing 2024 Plan will remain in effect and unchanged. If approved by stockholders, the Plan Amendment will be effective immediately.
Reason for the Proposal
As of August 15, 2025, 2,472,500 shares of common stock were available for grant under the 2024 Plan. In connection with the Offering, we have agreed to grant 2,500,000 Advisory RSUs and to grant a number of Advisory RSUs having a value on the date of grant equal to $250,000, each subject to any vesting provisions applicable thereto, upon stockholder approval of this proposal. Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of stockholder value by:
•enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;
•aligning participants’ interests with stockholders’ interests through incentives that are based upon the performance of the common stock; and
•motivating participants, through equity incentive awards, to achieve long-term growth in our business, in addition to short-term financial performance.
Therefore, the Board approved the Plan Amendment to authorize the reservation of up to 35,000,000 shares of common stock for issuance thereunder, subject to availability to permit us to have adequate shares available for issuance under the 2024 Plan. To the extent that there are no authorized and unreserved shares of common stock available, the awards underlying the 2024 Plan will not be issuable until such time, and from time to time, as shares of common stock are available to be reserved and in such amounts as are available. Assuming all 35,000,000 shares become available and we may issue the full amount of awards under the 2024 Plan, the number of shares available for issuance under the 2024 Plan shall constitute approximately 55.3% of our issued and outstanding shares of common stock as of August 15, 2025, if all Plan Amendment shares were issued and added to our current issued and outstanding shares (7.6% if we include as outstanding shares the shares of common stock underlying our outstanding Pre-Funded Warrants). The Plan Amendment is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.

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Proposal Six
When approving the Plan Amendment, the Board considered a number of factors, including those set forth below:
•Alignment with our Stockholders. Achieving superior, long-term results for our stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our stockholders.
•Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate, and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.
•Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives, and long-term equity incentives (including performance-based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.
•Burn Rate and Dilution. When deciding to adopt the Plan Amendment, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2024 Plan, and the dilutive impact of the proposed share allocation.
Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected annual burn rate will be 33.3%. The Board determined that our projected rate of equity compensation usage is reasonable and that, following the Plan Amendment, the 2024 Plan should not need an additional increase of shares until mid-2028.
In addition, the Board considered whether the potential dilutive effect to stockholders is reasonable. Dilution is typically calculated by adding the number of shares of common stock subject to outstanding awards plus shares of common stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of common stock. The Board considered that, giving effect to the issuance of the Pre-Funded Warrant Shares, dilution from the Plan Amendment would be approximately 8.1% and believes that this is an acceptable amount of dilution from the Plan Amendment.
After carefully considering each of these points, the Board believes the Plan Amendment is essential for our future success and encourages stockholders to consider these points in voting to approve this proposal.
Set forth below is a summary of the 2024 Plan, as amended by the Plan Amendment, which is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is included as Appendix D to this Proxy Statement, and the full text of the 2024 Plan as originally approved by the stockholders, a copy of which is included as Exhibit 10.6 to our Annual Report on Form 10-K filed with the SEC on April 28, 2025, as amended. If there is any inconsistency between the following summary of the 2024 Plan, as amended by the Plan Amendment, and the full text, the full text shall govern.
Key Features of the 2024 Plan, as amended by the Plan Amendment
Certain key features of the 2024 Plan are summarized as follows:
•If not terminated earlier by the Board, the 2024 Plan will terminate on November 9, 2034.
•Up to a maximum aggregate of 35,000,000 shares of common stock may be issued under the 2024 Plan, as amended, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) is also 35,000,000, subject to availability.
•The 2024 Plan will generally be administered by our Compensation Committee. The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.
•Employees, consultants, and Board members are eligible to receive awards, provided that our Compensation Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

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•Awards may consist of ISOs, non-qualified stock options (“NQSOs”), restricted stock, stock appreciation rights (“SARs”), other equity awards and/or cash awards.
•Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of common stock on the date of grant.
•Stock options and SARs may not be repriced or exchanged without stockholder approval.
•The maximum exercisable term of stock options and SARs may not exceed ten years.
•Awards are subject to recoupment of compensation policies adopted by us.
Background and Purpose of the 2024 Plan
In November 2024, our Board of Directors adopted and our stockholders approved our 2024 Plan.
Purpose. The purpose of our 2024 Plan is to encourage and enable our officers, employees, directors, and other key persons (including consultants and prospective employees) upon whose judgment, initiative, and efforts we largely depend for the successful conduct of our business to acquire a proprietary interest in our Company.
Eligibility. Participants in our 2024 Plan may include full- or part-time officers, employees, directors, and other key persons (including advisors and consultants) of our Company who are selected to receive awards from time to time by the administrator in its sole discretion.
Administration. Our 2024 Plan is administered by our Compensation Committee, or, if at any time our Compensation Committee is not in existence, our Board of Directors. In addition, to the extent applicable law permits, our Board of Directors may delegate any of its authority under our 2024 Plan to another committee or one or more officers, and our Compensation Committee may delegate any of its authority hereunder to one or more officers, except that no such delegation is permitted with respect to awards made to individuals who are subject to Section 16 of the Exchange Act unless the delegation is to another committee consisting entirely of “nonemployee directors” within the meaning of Rule 16b-3 of the Exchange Act. Subject to the provisions of our 2024 Plan, the administrator has the power to administer the plan, including but not limited to, the power to select the eligible officers, employees, directors, and key employees to whom awards are granted; to determine the number of shares to be covered by each award; to determine the terms and conditions of any award, and to amend any outstanding award.
Authorized Shares. Upon approval of this proposal at the Special Meeting, 35,000,000 shares of our common stock will be authorized for issuance under our 2024 Plan. All authorized shares may be issued as described below under “Types of Awards.” The shares available for issuance may be authorized but unissued shares or shares reacquired by us and held in its treasury. The share reserve under our 2024 Plan is depleted by the maximum number of shares, if any, that may be issuable under an award as determined at the time of grant. However, awards that may only be settled in cash (determined at the time of grant) do not deplete the share reserve. As of August 15, 2025, there were 2,472,500 shares available to grant under our 2024 Plan and we have agreed to grant 2,500,000 Advisory RSUs and to grant a number of Advisory RSUs having a value on the date of grant equal to $250,000, in each case subject to stockholder approval of this proposal at the Special Meeting.
If (i) an award lapses, expires, terminates or is cancelled without the issuance of shares, (ii) it is determined during or at the conclusion of the term of an award that all or some portion of the shares with respect to which the award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) shares are forfeited under an award, (iv) shares are issued under any award and we subsequently reacquire them pursuant to rights reserved upon the issuance, (v) an award or a portion thereof is settled in cash, or shares are withheld by us in payment of the exercise price or withholding taxes of an award, then such shares will be recredited to the reserve and may again be used for new awards. However, shares recredited to reserve pursuant to clause (iv) in the preceding sentence may be subject to further restrictions as called for in the 2024 Plan. The payment of dividend equivalents in cash in conjunction with any outstanding awards shall not count against the overall share limit in the 2024 Plan.
Adjustments to Shares. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in our capital stock, the outstanding shares are increased or decreased or are exchanged for a different

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Proposal Six
number or kind of shares or other securities of our Company, or additional shares or new or different shares or other securities of our Company or other non-cash assets are distributed with respect to such shares or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of our assets, the outstanding shares are converted into or exchanged for a different number or kind of securities of our Company or any successor entity (or a parent or subsidiary thereof), the administrator will make an appropriate or proportionate adjustment if allowed or required in (i) the maximum number of shares reserved for issuance under our 2024 Plan; (ii) the number and kind of shares or other securities subject to any then outstanding awards under our 2024 Plan; and (iii) the exercise price for each share subject to any then outstanding stock options. If required, the administrator also may adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the administrator that such adjustment is appropriate to avoid distortion in the operation of our 2024 Plan, subject to the limitations described in our 2024 Plan.
Effect of a Sale Event. Unless otherwise provided in an award or other agreement, upon a “sale event,” if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any holder of an award (or other person with rights in an award), some or all outstanding awards may be assumed, or replaced with the same type of award with similar terms and conditions, subject to adjustments described in our 2024 Plan, by the successor or surviving corporation (or parent thereof) in the sale event. A “sale event” is generally defined for this purpose as (i) any person becoming the beneficial owner of 50% or more of the combined voting power of our then-outstanding securities (subject to exceptions and other limitations described in our 2024 Plan), (ii) our stockholders approving a plan of complete liquidation or dissolution of our Company, (iii) the consummation of (a) an agreement for the sale or disposition of all or substantially all of our assets (other than to certain excluded persons), (b) a merger, consolidation or reorganization of our Company with or involving any other corporation (subject to specified exceptions), or (iv) a change in the majority of our Board of Directors that is not approved by a supermajority of the existing Board. More detailed descriptions and additional information on limitations relating to each of these sale events is in our 2024 Plan.
If, after a sale event in which the awards are assumed or replaced, the award holder experiences a termination event as a result of a termination of service without cause, due to death or disability, or as a result of a resignation for good reason, in each case within 24 months after a sale event, then the award holder’s awards will be vested in full or deemed earned in full (assuming target performance, if applicable).
To the extent the awards are not assumed or replaced in the sale event, then, (i) each option will become immediately and fully vested and, unless the administrator determines otherwise, will be canceled on the sale event in exchange for a cash payment equal to the excess of the price paid in the sale event over the exercise price of the option as may be required in the 2024 Plan, and all options with an exercise price lower than the price paid in the sale event will be canceled for no consideration, (ii) restricted stock and restricted stock units (not subject to performance goals) will be vested in full and settled, along with any accompanying dividend equivalent units, and (iii) all awards subject to performance goals with outstanding performance periods will be canceled in exchange for a cash payment equal to the amount that would have been due under the award if performance had been satisfied at the better of target or the performance trend through the sale event.
Solely with respect to awards granted on and after the completion of this offering, and except as otherwise expressly provided in any agreement with an award holder, if the receipt of any payment by an award holder under the circumstances described above would result in the payment by the award holder of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.
Limit on Director Awards. The maximum value of awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year to the non-employee director in respect of the director’s service as a member of our Board of Directors during such year (including service as a member or chair of any committees of the Board), shall be established by the Board of Directors.
Types of Awards. Awards under our 2024 Plan may consist of incentive stock options, non-qualified stock options, restricted stock awards, unrestricted stock awards, restricted stock units, stock appreciation rights or any combination of those awards, or other

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Proposal Six
legal instruments, securities or awards approved by the Compensation Committee of our Board of Directors. Some provisions of our 2024 Plan relating to these award types are summarized below.
Stock Options. A stock option is an award entitling the recipient to acquire shares at such exercise price as determined by the administrator (which may not be lower than the fair market value of the underlying shares on the date of grant) and subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationships) and/or achievement of pre-established performance goals and objectives. Stock options granted under our 2024 Plan may be either non-qualified stock options or incentive stock options. Incentive stock options may be granted only to our employees or employees of our subsidiaries and must meet certain requirements specified in our 2024 Plan and the Code. Stock options will become exercisable at such time or times as determined by the administrator at or after the grant date and set forth in the stock option agreement. The administrator may at any time accelerate the exercisability of all or any portion of any stock option.
Restricted Stock. A restricted stock award is a grant (or sale, at such purchase price as determined by the administrator) of shares that are subject to such restrictions and conditions as the administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationships) or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the administrator.
Unrestricted Stock. The administrator may grant (or sell at par value or such higher purchase price determined by the administrator) unrestricted shares in respect of past services, in exchange for cancellation of a compensation right, as a bonus, or any other valid consideration, or in lieu of any cash compensation due to such individual.
Restricted Stock Units and Dividend Equivalent Units. The administrator may grant restricted stock units representing the right to receive a future payment of cash, the amount of which is determined by reference to our shares, shares or a combination of cash and shares. The administrator will determine all terms and conditions of an award of restricted stock units, including but not limited to the number granted, in what form they will be settled, whether performance goals must be achieved for the restricted stock units to be earned, the length of any vesting or performance period and the date of payment, and whether the grant will include dividend equivalent units. The administrator will determine all terms and conditions of an award of dividend equivalent units, including whether payment will be made in cash or shares. However, no dividend equivalent units may be paid for restricted stock units not earned or that do not become vested.
Stock Appreciation Rights. A stock appreciation right entitles a participant (or other individual entitled to exercise the stock appreciation right) to receive from us upon exercise of the exercisable portion of the stock appreciation right an amount determined by multiplying the excess, if any, of the awarded fair market value or fair grant value, as applicable, of one share of common stock on the date of exercise over the exercise price of the stock appreciation right by the number of shares with respect to which the stock appreciation right is exercised, subject to any limitations of the 2024 Plan or that the administrator may impose. A stock appreciation right may be payable in cash, shares of common stock valued at fair market value or a combination of the two, as the administrator may determine or provide in the award agreement. The administrator will establish each option’s and stock appreciation right’s exercise price per share and shall specify the exercise price in the award agreement. Unless otherwise determined by the administrator, the exercise price will not be less than 100% of the awarded fair market value or fair grant value, as applicable, of one share on the grant date of the option or stock appreciation right. In no event shall the option price per share of any option be less than par value per share of our common stock.
Termination of Employment or Service. Except as otherwise provided in any award agreement or an award holder’s employment offer letter, severance letter or services agreement, or as determined by administrator at the time of the award holder’s termination of employment or service:
•If the termination is for cause, the award holder will forfeit all outstanding awards immediately upon termination and will not be permitted to exercise any stock options following termination.
•If the termination is due to the award holder’s death or disability (when the award holder could not have been terminated for cause), the award holder will forfeit the unvested portion of any award, and any vested stock options will remain

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Proposal Six
exercisable until the earlier of the original stock option expiration date or 12 months from the date of termination, subject to calculating the triggering event that begins the tacking period as called for in the 2024 Plan.
•If the termination was for any reason other than cause, death or disability (when the award holder could not have been terminated for cause), the award holder will forfeit the unvested portion of any award, and any vested stock options will remain exercisable until the earlier of the original stock option expiration date or three months from the date of termination, subject to certain restriction in the 2024 Plan.
Term of Plan and Plan Amendments. Our 2024 Plan will continue until all shares reserved for issuance under it are issued, or, if earlier, until the administrator terminates it as described below. No incentive stock options may be granted after the ten (10) year anniversary of the date of stockholder approval of our 2024 Plan unless the stockholders have approved an extension.
Our Board may, at any time, amend, terminate or discontinue our 2024 Plan, except that our stockholders must approve any amendment to the extent approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our shares are then traded or any other applicable law. In addition, stockholders must approve any amendment to our 2024 Plan that would materially increase the number of shares reserved (except as permitted by the adjustment provisions of our 2024 Plan) or that would diminish the protections afforded by the anti-repricing provisions of our 2024 Plan.
Any termination of our 2024 Plan will not affect the authority of our Board of Directors and the administrator to administer outstanding awards or affect the rights of award holders with respect to awards previously granted to them.
Award Amendments, Cancellation and Disgorgement. Subject to the anti-repricing and other requirements of our 2024 Plan, the administrator may modify, amend or cancel any award. However, except as otherwise provided in our 2024 Plan or an award agreement, the consent of the award holder is required for any amendment that materially diminishes the holder’s rights under the award. Our 2024 Plan includes exceptions to the consent requirement for actions necessary to comply with applicable law or the listing requirements of securities exchanges, to preserve favorable accounting or tax treatment of any award for our Company or to the extent the administrator determines that an action does not materially and adversely affect the value of the award or is in the best interest of the affected award holder or any other person who has an interest in the award.
The administrator has full power and authority to terminate or cause an award holder to forfeit an award, and require an award holder to disgorge to us, any gains attributable to the award, if the award holder engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any award agreement or any other agreement between the award holder and us or one of our affiliates concerning noncompetition, non-solicitation, confidentiality, trade secrets, intellectual property, non-disparagement or similar obligations. In addition, any awards granted pursuant to our 2024 Plan, and any shares issued or cash paid pursuant to an award, will be subject to any recoupment or claw-back policy that is adopted by us from time to time, or any recoupment or similar requirement otherwise made applicable to us by law, regulation or listing standards.
Repricing and Backdating Prohibited. Notwithstanding anything in our 2024 Plan to the contrary, and except for the adjustments provided for in our 2024 Plan, neither the administrator nor any other person may (i) amend the terms of outstanding stock options to reduce the exercise or grant price of such outstanding stock options; (ii) cancel outstanding stock options in exchange for stock options with an exercise or grant price that is less than the exercise or grant price of the original stock options; or (iii) cancel outstanding stock options with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the administrator may not make a grant of a stock option with a grant date that is effective prior to the date the administrator takes action to approve the award.
Plan Benefits
The number of awards that a participant may receive under the 2024 Plan is in the discretion of our Compensation Committee and therefore cannot be determined in advance. For illustrative purposes only, the following table sets forth the aggregate number of shares subject to equity awards granted under the 2024 Plan during the year ended December 31, 2024 to (i) our named executive officers, (ii) all current executive officers, as a group, (iii) all directors who are not executive officers, as a group, and (iv) all

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Proposal Six
employees who are not executive officers, as a group (even if not currently outstanding).

Name of Individual or Group and Position	Number of Shares Subject to Options	Weighted- Average Per Share Exercise Price	Number of Shares Subject to Stock Awards	Dollar Value of Shares Subject to Stock Awards(1)
Justin B. Stiefel, Chief Executive Officer and Treasurer	—	—	42,000	$168,000
Jennifer D.H. Stiefel, President and Secretary	—	—	42,000	$168,000
Michael Carrosino, Executive Vice President, Finance and Chief Financial Officer	—	—	—	—
Beth A. Marker, Senior Vice President, Retail Operations	—	—	1,500	$6,000
Danielle B. Perkins, Senior Vice President, Wholesale	—	—	2,500	$10,000
All current executive officers, as a group (5 persons)	—	—	84,000	$352,000
All current directors who are not current executive officers, as a group (6 persons)	—	—	6,000	$24,000
All employees who are not current executive officers, as a group	—	—	36,325	$146,100
(1)    Amounts reflect the fair value of the stock as of December 31, 2024.
All future grants under the 2024 Plan are within the discretion of the Compensation Committee and the benefits of such grants are, therefore, not determinable.
Consequences of Failing to Approve the Proposal
If the amendment to increase the number of shares authorized under our 2024 Plan is not approved by stockholders, the 2024 Plan will continue in full force and effect in accordance with its terms. If all of the shares under the 2024 Plan are granted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.
Executive Officer and Director Interest
None of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock and to the extent that they hold and may be granted equity awards under the 2024 Plan.
Vote Required and Board's Recommendation
Approval of the Incentive Plan Proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Special Meeting, provided a quorum is present. For this purpose, abstentions and broker non-votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Only votes “FOR” and “AGAINST” the proposal will be considered in determining whether the proposal has received the requisite affirmative vote. Brokerage firms do not have discretionary authority to vote shares held in street name on this proposal. If you do not provide your broker with voting instructions, your shares will not be voted on this matter, resulting in a broker non-vote. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE INCENTIVE PLAN PROPOSAL

Special Meeting Proxy Statement	34	Heritage Distilling Holding Company, Inc.

PROPOSAL SEVEN - ADJOURNMENT PROPOSAL
Approval of the Adjournment of the Special Meeting, if Necessary or Advisable, to Solicit Additional Proxies
In this proposal, we are asking our stockholders to authorize us to adjourn the Special Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal One - the Financing Proposal, Proposal Two - the Advisory Compensation Proposal, Proposal Three - the Authorized Share Proposal, Proposal Four - the Stockholder Action Proposal, Proposal Five - the Reverse Stock Split Proposal, and Proposal Six - the Incentive Plan Proposal described in this Proxy Statement at the Special Meeting. If our stockholders approve this proposal, we could adjourn the Special Meeting to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.
If it is necessary or advisable to adjourn the Special Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.
Executive Officer and Director Interest
None of our directors and executive officers have any substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their interests in the proposals as described above.
Vote Required and Board's Recommendation
Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast on the proposal, provided a quorum is present. Under New York Stock Exchange rules, this is considered a routine matter, and brokers may exercise discretionary authority to vote on this proposal if no instructions are provided by the beneficial owner. Broker non-votes are not expected on this proposal, as brokers are permitted to vote uninstructed shares. To the extent there are any broker non-votes, such votes will not be counted as votes cast and will therefore have no effect on the outcome of the vote. Abstentions will not be counted as votes cast and will therefore have no effect on the outcome of the vote. You may vote "FOR," "AGAINST," or "ABSTAIN" on this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL

Heritage Distilling Holding Company, Inc.	35	Special Meeting Proxy Statement

Executive Officers
Executive Compensation
Summary Compensation Table
The following table provides certain summary information concerning compensation awarded to, earned by or paid to any individual who served as chief executive officer at any time during the year ended December 31, 2024 and each other person who was serving as an executive officer of our Company at the end of such year whose total compensation exceeded $100,000. These individuals are referred to in this proxy statement as the named executive officers ("NEOs"). For each executive officer who also served as a director of our private company prior to our initial public offering, we have included in such compensation any compensation earned as stock awards and deferred and accrued cash fees for service as a director. The table below sets forth the annual compensation earned by our NEOs for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary(1)	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(3)	Total
Justin B. Stiefel Chief Executive Officer and Treasurer	2024	$135,160	—	$168,000	—	—	$9,167	$312,327
	2023	$98,653	—	—	—	—	$10,000	$108,653
Jennifer D.H. Stiefel President and Secretary	2024	$139,367	—	$168,000	—	—	$9,167	$316,534
	2023	$97,962	—	—	—	—	$10,000	$107,962
Michael Carrosino(4) Executive Vice President, Finance and Chief Financial Officer	2024	$210,674	—	—	—	—	—	$210,674
	2023	$35,464	—	—	—	—	—	$35,464
Beth A. Marker Senior Vice President, Retail Operations	2024	$175,639	—	$6,000	—	—	—	$181,639
	2023	$84,917	—	—	—	—	—	$84,917
Danielle B. Perkins Senior Vice President, Wholesale	2024	$163,215	—	$10,000	—	—	—	$173,215
	2023	$150,831	—	—	—	—	—	$150,831
(1)    Does not include deferred compensation from 2023 and 2024 that was paid in 2025, as follows:
•    $63,076 to Justin Stiefel;
•    $63,076 to Jennifer Stiefel;
•    $107,395 to Michael Carrosino;
•    $4,000 to Beth Marker;
•    $46,876 to Danielle Perkins.
(2)    Represents the aggregate grant date fair value of restricted stock units granted to the executive officer during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual value that will eventually be realized by the executive officer at the time the award becomes vested.
(3)    Other compensation consisted of deferred compensation payable for service as a director. Fees were paid out following the closing of our November 2024 initial public offering. Since the closing of our initial public offering, employee directors are no longer eligible to receive additional compensation for service on the Board.
(4)    Michael Carrosino became our Executive Vice President of Finance and Acting Chief Financial Officer in June 2023 and became our Chief Financial Officer in November 2024.

Special Meeting Proxy Statement	36	Heritage Distilling Holding Company, Inc.

Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2024.

	Option Awards					Stock Awards
Name	Option/Stock Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Justin B. Stiefel	6/5/24	—	—	—	—	42,000	168,000
Jennifer D.H. Stiefel	6/5/24	—	—	—	—	42,000	168,000
Michael Carrosino	—	—	—	—	—	—	—
Beth A. Marker	6/5/24	—	—	—	—	1,500	6,000
Danielle B. Perkins	6/5/24	—	—	—	—	2,500	10,000
(1)    All Restricted Stock Unit Awards are “double trigger” and both a service-based component and a liquidity-event component (including applicable lock-up periods) must be satisfied prior to an award being settled. The liquidity-event component of these Restricted Stock Unit Awards consists of (a) a Change of Control (as defined in the related Restricted Stock Unit Award), (b) the expiration of any lock-up in connection with an IPO (as defined in the related Restricted Stock Unit Award), (c) the Sale of a Heritage Brand (as defined in the related Restricted Stock Unit Award) or the sale of any Heritage subsidiary, or any entity in which we have an ownership stake of no less than 10%; or upon our receipt of a third-party valuation or outside investment valuing our Company as a whole or any subsidiary at $200 million or more.
(2)    The value reflected is based upon the fair grant value of $4.00 per share.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of another entity that had one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of our Compensation Committee members, when appointed, will have at any time been one of our officers or employees.

Heritage Distilling Holding Company, Inc.	37	Special Meeting Proxy Statement

Executive Officers
Equity Compensation Plan Information
The following table provides information as of December 31, 2024, regarding our compensation plans under which equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
2019 Equity compensation plan approved by security holders	251,600	14.44	4,900
2024 Equity compensation plan approved by security holders			2,500,000
Total	251,600	14.44	2,504,900
Equity Incentive Plans
2019 EQUITY INCENTIVE PLAN
On April 25, 2019, our Board of Directors adopted our 2019 Equity Incentive Plan (the “2019 Plan”) to provide an additional means to attract, motivate, retain, and reward selected employees and other eligible persons. Our stockholders approved the 2019 Plan on or about April 25, 2019. Employees, officers, directors, and consultants that provided services to us or one of our subsidiaries were eligible to receive awards under the 2019 Plan. Awards under the 2019 Plan were issuable in the form of incentive or nonqualified stock options, stock appreciation rights, stock bonuses, restricted stock, stock units and other forms of awards including cash awards.
As of May 30, 2025, 6,011 options had been made under the 2019 Plan, and 5,200 shares authorized under the 2019 Plan remained available for award purposes.
Our Board of Directors may amend or terminate the 2019 Plan at any time. Plan amendments will be submitted to stockholders for their approval as required by applicable law or any applicable listing agency. The 2019 Plan is not exclusive — our Board of Directors and the Compensation Committee of the Board may grant stock and performance incentives or other compensation, in stock or cash, under other plans or authority.
The 2019 Plan will terminate on April 25, 2029. However, the plan administrator will retain its authority until all outstanding awards are exercised or terminated. The maximum term of options under the 2019 Plan is seven years after the initial date of the award, unless the options were granted to a stockholder holding stock with more than ten percent of the total combined voting power of all classes of stock of the Company, in which case the maximum term will be five years.
2024 EQUITY INCENTIVE PLAN
In November 2024, our Board of Directors adopted and our stockholders approved the 2024 Plan. Information regarding the 2024 Plan is included above under Proposal Six - Incentive Plan Proposal.
INCENTIVE PLAN AWARDS
Other than described in the "Outstanding Equity Awards at Fiscal Year-End" section above, we did not make any additional stock option grants or other equity awards to our executive officers during the year ended December 31, 2024.

Special Meeting Proxy Statement	38	Heritage Distilling Holding Company, Inc.

Director Compensation
The following discussion describes the significant elements of the compensation program for members of the Board of Directors and its committees. The compensation of our directors is designed to attract and retain committed and qualified directors and to align their compensation with the long-term interests of our stockholders. Directors who are also executive officers (each, an “Excluded Director”) are not entitled to receive any compensation for his or her service as a director, committee member or Chair of our Board of Directors or of any committee of our Board of Directors.
CASH COMPENSATION
Under our director compensation program adopted in connection with our November 2024 initial public offering, we pay each non-employee director a cash fee, payable quarterly, of $40,000 per year for service on our Board of Directors.
Committee Fees. If a non-employee director is designated to participate on a committee of our Board of Directors as either a chairperson or non-chairperson member, such director is entitled to compensation in addition to the cash fee, payable quarterly, in accordance with the following table:

Committee	Chair	Member
Audit Committee	$5,000/qtr	$2,500/qtr
Compensation Committee	$5,000/qtr	$2,500/qtr
Nominating and Corporate Governance Committee	$5,000/qtr	$2,500/qtr
Technology and Cryptocurrency Committee	$5,000/qtr	$2,500/qtr
Directors serving as chair of a committee only earn the fee associated with their work as Chair; they are not eligible to earn both the Chair fee and the Member fee for their work on the same committee.
EQUITY AWARDS
•One-Time Initial RSU Award. Each newly appointed non-employee director receives a one-time initial restricted stock unit (“RSU”) award for shares of our common stock, which shares vest in arrears in two equal tranches on the first and second anniversaries of service on our Board. The amount of awards is set by the Board.
•One-Time Initial Stock Option Grant (optional). In addition to the one-time initial RSU award, each non-employee director shall also be eligible to receive a one-time initial grant of stock options, each in an amount designated by the Board of Directors, from any equity compensation plan approved by the Compensation Committee of our Board.
•Annual Grant Eligibility. The Board, pursuant to the 2024 Plan, shall develop the award type, eligibility amount, and vesting schedule of awards to be granted to non-employee directors on an annual basis for continued service, concurrent with the annual stockholder meeting.
•Retaining Awards. Directors who receive such awards for their service on the Board will be entitled to keep the vested grants for the year pro rata up to the date of a “qualified event.” A “qualified event” includes (i) death, (ii) incapacitation from which the director is not likely to return, (iii) removal other than for cause, (iv) resignation, (v) voluntarily electing not to stand for re-election, or (vi) not being nominated for election to the Board for an additional term. In the case of (v) and (vi), the last date shall be the date on which the new director’s term begins.
REIMBURSEMENT
In addition to such compensation, we will reimburse each non-employee director for all preapproved expenses within 30 days of receiving satisfactory written documentation setting out the expense actually incurred by such director. These include reasonable transportation and lodging costs incurred for attendance at any meeting of our Board of Directors.

Heritage Distilling Holding Company, Inc.	39	Special Meeting Proxy Statement

Executive Officers
Director Compensation Table
We have accrued, but never paid, a cash retainer to directors for their service on the Board. Independent directors earned $10,000 per year in cash compensation for services rendered in 2024, calculated pro rata if a full year was not served.
The following table sets forth the aggregate non-employee director compensation earned for services for the year ended December 31, 2024. Directors Wensel, Baumann, Trevan, Alstead, and Varga agreed to defer receipt of their fees until 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Jeffery Wensel, M.D., Ph.D.	$10,000	$96,000	—	$106,000
Laura Baumann(3)	$1,667	—	—	$1,667
Eric S. Trevan, Ph.D.	$10,000	$8,000	—	$18,000
Christopher (Toby) Smith	$10,000	$8,000	—	$18,000
Troy Alstead(4)	$833	—	—	$833
Andrew Varga(4)	$833	—	—	$833
(1)Represents cash fees payable to the members of our Board of Directors for the year ended December 31, 2024. Directors agreed to defer their cash fees until 2025.
(2)Represents the aggregate grant date fair value of restricted stock units granted to the directors during the applicable fiscal year, computed in accordance with FASB ASC Topic 718. These amounts do not reflect the actual value that will eventually be realized by the directors at the time the award becomes vested.
(3)Ms. Baumann resigned from our Board of Directors in February 2024.
(4)Mr. Alstead and Mr. Varga were appointed to our Board of Directors at the closing of our November 2024 initial public offering and the fees shown in the table above represents fees for December 2024.
Additionally, on April 1, 2023, we entered into a consulting agreement with AV Train Consulting, LLC (“AV Train”), an entity wholly owned by Andrew Varga, a director, pursuant to which Mr. Varga agreed to act as our Acting Chief Revenue Officer and provide other related sales, marketing and strategic planning services. In exchange for the provision of such services, we paid AV Train an amount equal to $12,500 per month. The consulting agreement was entered into on a month-to-month basis.

Special Meeting Proxy Statement	40	Heritage Distilling Holding Company, Inc.

Audit Committee Report
Our management is primarily responsible for Heritage’s internal control and financial reporting process. Our independent registered public accounting firm, CBIZ CPAs, P.C., is responsible for performing an independent audit of Heritage’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of Heritage’s internal control over financial reporting. The Audit Committee monitors Heritage’s financial reporting process and reports to the Board on its findings.
In this context, the Audit Committee hereby reports as follows:
1.    The Audit Committee has reviewed and discussed the audited financial statements with Heritage’s management.
2.    The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
3.    The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
4.    Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Heritage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the Securities and Exchange Commission.
The Audit Committee
Troy Alstead (Chair)
Christopher H. (Toby) Smith
Eric S. Trevan, Ph.D.
This foregoing audit committee report is not “soliciting materials,” is not deemed “filed” with the Securities and Exchange Commission, and shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing of ours under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate this report by reference.
Householding
We participate in the practice of “householding” and some brokers, banks, and other nominee record holders may participate as well. This means that only one copy of this Proxy Statement or Annual Report on Form 10-K may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you at no cost if you request a copy orally or in writing to the following address: Corporate Secretary, 9668 Bujacich Road, Gig Harbor, WA 98332. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact us via the foregoing contact information if your shares are registered directly in your name or contact your broker, bank, or other nominee record holder if your shares are held in street name.
Availability of Annual Report on Form 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has been mailed to you with this Proxy Statement. Except as provided above, the Annual Report is not to be considered a part of these proxy soliciting materials or subject

Heritage Distilling Holding Company, Inc.	41	Special Meeting Proxy Statement

Executive Officers
to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. We will provide upon written request, without charge, to each stockholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our principal executive offices at 9668 Bujacich Road, Gig Harbor, WA 98332.
Other Business
While the Notice of Special Meeting of Stockholders provides for the transaction of all other business that may properly come before the Special Meeting, including any adjournments or postponements of the Special Meeting, the Board knows of no matters to be brought before the Special Meeting other than those referred to in this Proxy Statement. If, however, other matters are properly presented at the Special Meeting, the individuals appointed as proxies will vote your shares as they determine in their discretion to be advisable.

Special Meeting Proxy Statement	42	Heritage Distilling Holding Company, Inc.

Appendix A
[SECOND] AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HERITAGE DISTILLING HOLDING COMPANY, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

________, 2025

Heritage Distilling Holding Company, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.The Second Amended and Restated Certificate of Incorporation of the Corporation shall be, and hereby is, amended by deleting Article IV in its entirety and replacing it with the following:

The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of capital stock that the Corporation shall have authority to issue is nine hundred ninety-five million (995,000,000) shares. The total number of shares of Common Stock that the Corporation is authorized to issue is nine hundred eighty-five million (985,000,000), having a par value of $0.0001 per share, and the total number of shares of Preferred Stock that the Corporation is authorized to issue is ten million (10,000,000), having a par value of $0.0001 per share.

2.     This foregoing amendment was duly and validly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this [Second] Amendment to Second Amended and Restated Certificate of Incorporation to be duly executed by an authorized officer this ____ day of _________, 2025.

HERITAGE DISTILLING HOLDING
COMPANY, INC.

By: ________________________________
Name: Justin Stiefel
Title: Chief Executive Officer

Appendix B
[THIRD] AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HERITAGE DISTILLING HOLDING COMPANY, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

________, 2025

Heritage Distilling Holding Company, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section A. of Article VII in its entirety and replacing it with the following:

A. Any action required or permitted to be taken by the stockholders of the Corporation must be effected as provided by law and the Corporation’s Bylaws. In addition, any action required or permitted to be taken by the holders of any series of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of the relevant series of Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the applicable provisions of the DGCL.

2. This foregoing amendment was duly and validly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this [Third] Amendment to Second Amended and Restated Certificate of Incorporation to be duly executed by an authorized officer this ____ day of _________, 2025.

HERITAGE DISTILLING HOLDING
COMPANY, INC.

By: ________________________________
Name: Justin Stiefel
Title: Chief Executive Officer

APPENDIX C
[FOURTH] AMENDMENT
TO
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HERITAGE DISTILLING HOLDING COMPANY, INC.
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
________, 2025
Heritage Distilling Holding Company, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:

1.The Board of Directors of the Corporation has duly adopted resolutions setting forth a proposed amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring said amendment to be advisable and calling for the stockholders of the Corporation to consider such amendment at a special meeting of the stockholders of the Corporation, which amendment would add the following paragraph to the end of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended, as a new Article IV, Section 4:

“Section 4. Reverse Stock Split. Without regard to any other provision of this Second Amended and Restated Certificate, as amended, effective at 12:01, eastern time, on [·] (the “Effective Time”), the shares of Common Stock issued and held in treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [·] ([·]) shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, upon surrender after the Effective Time of a certificate which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification, following the Effective Time, shall be entitled to receive a cash payment equal to the product of the closing sales price of the Common Stock on the applicable national listing exchange on the trading date that is immediately prior to the Effective Time and the amount of the fractional share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above.”

2.    Pursuant to a resolution of the Board of Directors, the special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by the DGCL were voted in favor of the amendment.

3.    This foregoing amendment was duly and validly adopted in accordance with Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this [Fourth] Amendment to Second Amended and Restated Certificate of Incorporation to be duly executed by an authorized officer this ____ day of _________, 2025.
HERITAGE DISTILLING HOLDING COMPANY, INC.
By: ________________________________
Name: Justin Stiefel
Title: Chief Executive Officer

Appendix D
HERITAGE DISTILLING HOLDING COMPANY, INC.
SECOND AMENDMENT TO THE
2024 EQUITY INCENTIVE PLAN

This Second Amendment (the “Second Amendment”) to the Heritage Distilling Holding Company, Inc., a Delaware corporation (the “Company”), 2024 Equity Incentive Plan, as amended (the “Plan”) is hereby adopted, subject to approval by the stockholders of the Company, pursuant to the recommendation of the Compensation Committee (the “Committee”) and the approval of the Board of Directors (the “Board”). This Second Amendment shall become effective as of the date of stockholder approval (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan, as adopted by the Board, was ratified and approved by the stockholders of the Company, became effective on November 25, 2024; and

WHEREAS, the Plan was previously amended by the First Amendment to the 2024 Equity Incentive Plan dated May 30, 2025, and approved by the stockholders on June 24, 2025, increasing the shares available for issuance to 5,000,000 shares;

WHEREAS, the Committee has determined that it is in the best interest of the Company to further amend the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 30,000,000 additional shares of Common Stock, for a total of 35,000,000 shares.

NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of August 18, 2025 and as approved by the stockholders of the Company as of the date listed below, this Second Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this Second Amendment, the Plan is hereby amended as follows:

1. As of the Effective Date, Section 4.1 of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:

“4.1 Number of Shares. Subject to adjustment under Article VIII and the terms of this Article IV, the maximum number of shares of Common Stock that may be issued under the Plan shall be thirty-five million (35,000,000) shares (the “Overall Share Limit”), provided, however, that the Overall Share Limit shall not include Stock Appreciation Rights units in which the Award Grant of such units are paid out in cash at the time of exercise rather than in actual Shares of stock. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.”

2. Except as specifically set forth in this Second Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors on August 18, 2025.
 As adopted by the Stockholders on ____________

SPECIAL MEETING OF STOCKHOLDERS OF

HERITAGE DISTILLING HOLDING COMPANY, INC.

September 18, 2025

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date, and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00030333303300000000 7 091825

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, AND 7.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal	FOR	AGAINST	ABSTAIN
1. Approval of the issuance of pre-funded warrants and shares of common stock upon the exercise of pre-funded warrants issued pursuant to subscription agreements between certain accredited or institutional investors and the Company related to the issuance of such securities.	☐	☐	☐
2. Approval of the issuance of shares of our common stock, restricted stock units, and shares of common stock upon the exercise of warrants issued pursuant to advisory agreements between certain advisors and the Company related to the issuance of such securities.	☐	☐	☐
3. Approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock from 495,000,000 shares to 995,000,000 shares.	☐	☐	☐
4. Approval of an amendment to the Company's Certificate of Incorporation to remove the prohibition against stockholder action by written consent.	☐	☐	☐
5. Approval of an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of the Company's common stock at a reverse stock split ratio ranging from 1:5 to 1:20, without reducing the authorized number of shares of common stock, and to authorize the Board to determine, at its discretion, the timing of the amendment and the specific ratio of the reverse stock split.	☐	☐	☐
6. Approval of an amendment to the Company's 2024 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan from 5,000,000 to 35,000,000 shares.	☐	☐	☐
7. Approval of a proposal to adjourn the Special Meeting to a later date or time, if necessary, to solicit additional proxies in favor of the proposals.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6, and FOR Proposal 7.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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HERITAGE DISTILLING HOLDING COMPANY, INC.

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS ON SEPTEMBER 18, 2025

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Justin B. Stiefel, Jennifer D. H. Stiefel, and Michael Carrosino, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Heritage Distilling Holding Company, Inc., to be held on Thursday, September 18, 2025 at 9:00 a.m. Pacific Time at 9668 Bujacich Road, Gig Harbor, WA 98332, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

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